UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

GRAYSCALE BITCOIN TRUST (BTC)

SPONSORED BY GRAYSCALE INVESTMENTS, LLC

(Name of Registrant as Specified In Its Charter)

N/A
((Name of Person(s) Filing Proxy Statement, if other than the Registrant))

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Grayscale Investments, LLC
290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

, 2024

Dear Shareholder:

On behalf of Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Bitcoin Trust (BTC) (the “Trust” or “GBTC”), I would like to thank you for being a GBTC investor.

I would like to call your attention to the proposal we are putting forth in the attached Consent Solicitation Statement. We are extremely proud of the past success of GBTC, and we look forward to improving the product for all current and future investors.

The following is a summary of the proposal contained in the attached Consent Solicitation Statement:

Providing the Trust with alternative procedures for the creation and redemption of Baskets – This proposal will allow the Sponsor to cause the Trust, subject to compliance with certain requirements, to create and redeem Baskets in exchange for the receipt or delivery of cash, respectively, from or to an Authorized Participant. This proposal will provide operational efficiencies that we believe are beneficial to the Sponsor and Trust as the trust operates as an exchange-traded fund.

Similar to amendments we made earlier this year, we believe this amendment will modernize and simplify Grayscale Bitcoin Trust (BTC) Shares for the ultimate benefit of current and future GBTC shareholders. The board of directors of Grayscale Investments, LLC recommends that you vote FOR the proposal.

Your vote is important. If you have any questions regarding the attached materials or need assistance in voting, please contact the Sponsor at Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902 or at (212) 668-1427 or via email at info@grayscale.com.

Thank you in advance for your timely consideration of this matter.

Sincerely,

Michael Sonnenshein
Chief Executive Officer
Grayscale Investments, LLC

GRAYSCALE BITCOIN TRUST (BTC)

c/o Grayscale Investments, LLC
290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902
(212) 668-1427

, 2024

CONSENT SOLICITATION STATEMENT

This consent solicitation statement, dated as of , 2024 (the “Consent Solicitation Statement”), is being provided to you on behalf of the sponsor of Grayscale Bitcoin Trust (BTC) (the “Trust”), for the purpose of obtaining your consent (the “Consent Solicitation”) to the proposal described elsewhere in this Consent Solicitation Statement to amend and restate the Sixth Amended and Restated Declaration of Trust and Trust Agreement (as amended, the “Trust Agreement”) of the Trust, dated as of January 8, 2024 between Grayscale Investments, LLC, as sponsor (the “Sponsor”), and Delaware Trust Company, as trustee (the “Trustee”), in the manner set forth in the draft Seventh Amended and Restated Declaration of Trust and Trust Agreement of the Trust (the “Seventh Amendment”). The Sponsor and the Trustee further intend to amend the Trust Agreement to include a number of amendments that clarify and supplement provisions of the Trust Agreement. All capitalized terms used and not defined herein have the meanings ascribed to them in the Seventh Amendment.

This Consent Solicitation Statement and attached written consent form (the “Written Consent”) are being distributed to eligible holders of beneficial interests in the Trust (the “Shareholders”) starting , 2024. On February 23, 2024, which is the record date for the determination of the Shareholders entitled to act with respect to this Consent Solicitation Statement (the “Record Date”), there were Shares of Grayscale Bitcoin Trust (BTC) outstanding (CUSIP No. 389637109) (the “Shares”).

Shareholders who wish to consent to the proposal must return a properly completed Written Consent form or such other authorized method on or before 4:00 p.m. New York City time, on , 2024 (the “Expiration Date”), which is the 20th calendar day following the date of this Consent Solicitation Statement, subject to early termination of this Consent Solicitation, including if the consent of the Shareholders holding over 50% of the Trust’s outstanding Shares has been received for the proposal, or the extension of the Expiration Date at the discretion of the Sponsor (together, the “Voting Period”). Under the terms of the Trust Agreement, a Shareholder shall be deemed to consent to the proposal if such Shareholder does not, within twenty (20) calendar days of the date of this Consent Solicitation Statement, notify the Sponsor in writing that the Shareholder objects to the proposal. Therefore, if you do not wish to consent to the proposed amendment, you must return a properly completed Written Consent form or such other authorized method indicating your objection to the proposal, otherwise you will be deemed to have voted “FOR” the proposal to amend the Trust Agreement.

Please read this Consent Solicitation Statement before voting. If you have questions about this Consent Solicitation Statement, or if you would like additional information, please contact the Sponsor at Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902 or at (212) 668-1427 or via email at info@grayscale.com.

The Sponsor and its Board of Directors recommend that Shareholders vote “FOR” the proposal to amend the Trust Agreement.

Questions and Answers About the Consent Solicitation

Q: What is the purpose of the Consent Solicitation?

A: This Consent Solicitation Statement is furnished to obtain the consent of the Shareholders to amend the Trust Agreement with respect to the following proposal:

•
The proposal will provide the Trust with alternative procedures for the creation and redemption of Baskets. The proposal will allow the Sponsor to cause the Trust, subject to compliance with certain requirements, to create and redeem Baskets in exchange for the receipt or delivery of cash, respectively, from or to an Authorized Participant.

This proposal will provide operational efficiencies that we believe are beneficial to the Sponsor and Trust as the Trust operates as an exchange-traded fund (ETF).

If the proposal is adopted, the Sponsor and Trustee will, subject to the substantiation of certain conditions, amend the Trust Agreement to incorporate the proposal adopted. The proposal and the ancillary changes to the provisions in the Trust Agreement are contained in Appendix A.

The Sponsor and the Trustee will also amend the Trust Agreement to include additional amendments that clarify and supplement provisions of the Trust Agreement (the “Additional Amendments”). The Additional Amendments do not require the consent of Shareholders pursuant to the provisions of the Trust Agreement. A copy of the amendments to be made to the Trust Agreement if the proposal is adopted and if the Additional Amendments are implemented is attached hereto as Appendix B. This Consent Solicitation Statement is deemed to include the requisite notice to Shareholders of the Additional Amendments. A discussion of the principal amendments to the Trust Agreement that will be implemented as part of the Additional Amendments can be found beginning on page [8] of this Consent Solicitation Statement.

Q: Who is making this solicitation?

A: The Sponsor is soliciting your vote on one proposal.

Q: How does the Sponsor recommend I vote on the proposal?

A: The Sponsor recommends that you vote “FOR” the proposal. A vote “FOR” the proposal OR a failure to vote “AGAINST” the proposal means that you consent to the proposal.

Q: Does the Sponsor have an interest in the proposal?

A: No, the Sponsor does not have an interest in the proposal, other than the efficient operation of the Trust.

Q: Who is entitled to vote on the proposal?

A: Shareholders as of the close of business on February 23, 2024, or the Record Date, may vote on the proposal. On the Record Date, Shares were issued and outstanding. Each Share is entitled to one vote on the proposal.

Q: How many votes does the proposal require?

A: The proposal requires the consent of over 50% of the Shares outstanding as of the Record Date. Under the terms of the Trust Agreement, a Shareholder shall be deemed to consent to the proposal if such Shareholder does not, within twenty (20) calendar days of the date of this Consent Solicitation Statement, notify the Sponsor in writing that the Shareholder objects to the proposal.

Q: Will there be a Shareholders’ meeting with regard to the proposal?

A: There will be no meeting of Shareholders with regard to the proposal.

Q: When is the deadline to vote?

A: Broadridge Financial Solutions, Inc. must receive your vote no later than 4:00 p.m., New York City time, on , 2024, subject to early termination of this Consent Solicitation, including if the consent of Shareholders holding over 50% of the Trust’s outstanding Shares, as of the Record Date, has been received, or the extension of the Expiration Date at the discretion of the Sponsor. Under the terms of the Trust Agreement, a Shareholder shall be deemed to consent to the proposal if such Shareholder does not, within twenty (20) calendar days of the date of this Consent Solicitation Statement, notify the Sponsor in writing that the Shareholder objects to the proposal. Therefore, if you do not wish to consent to the proposed amendment, you must return a properly completed Written Consent form or such other authorized method indicating your objection to the proposal, otherwise you will be deemed to have voted “FOR” the proposal to amend the Trust Agreement.

Q: How can I vote my Shares?

A: You should have received instructions on how to vote from your broker, bank or other nominee. Please follow their instructions carefully.

You may generally vote by one of the following methods:

•
By Mail. If you requested printed copies of the consent materials to be mailed to you, you may vote by signing, dating and returning your Written Consent in the enclosed pre-addressed envelope; or
•
By Methods Listed on the Written Consent. Please refer to your Written Consent or other information provided by your bank, broker, nominee or other shareholder of record to determine whether you may vote by telephone or electronically on the internet, and follow the instructions on the Written Consent or other information provided to the shareholders of record.

Individual certificates have been issued for the Shares. Also, global certificates have been deposited by the Trustee with the Depository Trust Company (“DTC”), and registered in the name of Cede & Co., as nominee for DTC. Such certificates evidence all of the Shares outstanding at any time.

If you hold your Shares through a broker, bank or other nominee, you are considered the owner of beneficial interests in the Shares (a “beneficial owner”), and your broker is the holder of record. You have the right to direct your broker as to how to vote your Shares. If you request a printed copy of the consent materials by mail, your broker will provide a Written Consent for you to use.

Q: What are broker non-votes?

A: Broker non-votes are shares held by brokers, banks and other nominees that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your Shares in its name and you do not instruct your broker how to vote, your Shares will not be voted on the proposal. Under the terms of the Trust Agreement, a broker non-vote, or an abstention, will have the same effect as a vote “FOR” the proposal.

Q: How can I access the Consent Solicitation Statement electronically?

You can view this Consent Solicitation Statement on the internet at www.proxyvote.com.

Q: Can I change my vote?

A: Your latest vote on the proposal is the one that counts. Therefore, you can revoke a prior vote simply by voting again, at any time during the Voting Period, over the internet, with your Written Consent, or by toll-free telephone call.

Q: Whom should I contact if I have more questions?

A: Please contact the Sponsor at Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902 or at (212) 668-1427 or via email at info@grayscale.com.

Overview of the Proposal

This Consent Solicitation Statement is furnished to obtain the consent of the Shareholders to amend the Trust Agreement with respect to the following proposal.

•
The proposal will provide the Trust with alternative procedures for the creation and redemption of Baskets. The proposal will allow the Sponsor to cause the Trust, subject to compliance with certain requirements, to create and redeem Baskets in exchange for the receipt or delivery of cash, respectively, from or to an Authorized Participant.

This proposal will provide operational efficiencies that we believe are beneficial to the Sponsor and Trust as the Trust operates as an exchange-traded fund (ETF).

If the proposal is adopted, the Sponsor and Trustee will execute the Seventh Amendment to the Trust Agreement, incorporating the changes with respect to the proposal adopted, as indicated in Appendix A.

Background

The Trust is an investment trust, formed on September 13, 2013 under the Delaware Statutory Trust Act pursuant to the Trust Agreement. Grayscale Investments, LLC is the Sponsor. Delaware Trust Company (formerly known as CSC Trust Company of Delaware) is the Trustee. Foreside Fund Services, LLC is the Marketing Agent. Coinbase, Inc. is the Prime Broker of the Trust and Coinbase Custody Trust Company, LLC is the Custodian. The Trust’s purpose is to hold Bitcoins, which are digital assets that are created and transmitted through the operations of the peer-to-peer Bitcoin Network, a decentralized network of computers that operates on cryptographic protocols. The Trust issues Shares only in one or more blocks of 10,000 Shares (a block of 10,000 Shares is called a “Basket”) to certain authorized participants (“Authorized Participants”) from time to time. Baskets are offered in exchange for Bitcoins (subject to the approval of the proposal, which would provide the Trust with alternative procedures for the creation and redemption of Shares in exchange for the receipt or delivery of cash). The Trust’s investment objective is for the value of the Shares (based on Bitcoin per Share) to reflect the value of Bitcoin held by the Trust less the Trust’s expenses and other liabilities. The Trust is not actively managed and does not take any actions to take advantage, or mitigate the impacts, of volatility in the price of Bitcoin.

The Proposal

Alternative Procedures for Creation and Redemption of Baskets

While the Trust Agreement currently provides that the Trust can only create or redeem Shares through the receipt or delivery of Bitcoin, the proposal will permit the Sponsor to amend the Trust Agreement to provide the Trust with alternative procedures for the creation and redemption of Shares. If the amendments relating to the proposal are adopted, the Sponsor will adopt amendments to the Trust Agreement that would allow the Sponsor to cause the Trust, subject to compliance with certain requirements, to create and redeem Shares in exchange for the receipt or delivery of cash, respectively, from or to an Authorized Participant, among other ancillary changes.

The Sponsor believes that having the ability to cause the Trust to create and redeem Baskets in exchange for the receipt or delivery of cash from or to an Authorized Participant will be beneficial to the Trust and its Shareholders as it will facilitate the participation by Authorized Participants in the creation and redemption process and allow the arbitrage mechanism to function as intended. In order for the Trust to gain this ability, the Trust Agreement must be amended to provide alternative creation and redemption procedures.

The primary amendments to the Trust Agreement are set forth in Section 1.5(a), Section 6.4(c) and Section 13.12 of the Seventh Amendment.

THE SPONSOR AND ITS BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Potential Disadvantages of the Proposal

The treatment of the Trust for U.S. federal income tax purposes is uncertain and may be affected if the proposal is adopted. Although the Sponsor intends to continue to take the position that the Trust is properly treated as a grantor trust for U.S. federal income tax purposes, due to the absence of authority directly addressing certain aspects of the Trust’s creation and redemption procedures that would be facilitated by the proposal, there can be no complete assurance that the adoption of the proposal will not adversely affect the Trust’s qualification as a grantor trust.

Effect of Non-Adoption of the Proposal

If the proposal is not adopted, the Trust will continue to operate in the same manner as it has operated with respect to the subject matter of the proposal not adopted.

Additional Amendments to the Trust Agreement

In addition to the proposal, the Sponsor intends to execute other non-material amendments that will clarify and supplement provisions of the Trust Agreement. The Additional Amendments are:

Authorized Participant Agreement. This amendment modifies the definition of Authorized Participant Agreement to reflect the fact that the Transfer Agent is a party thereto along with the Trust, the Sponsor and an Authorized Participant.

The relevant amendments to the Trust Agreement are set forth in the definition of “Authorized Participant Agreement” in Section 1.1 of the Seventh Amendment.

NAV and NAV Fee Basis Amount. This amendment replaces the definition of Digital Asset Holdings by that of NAV and the definition of Digital Asset Holdings Fee Basis Amount by that of “NAV Fee Basis Amount”. The Trust’s filings with the SEC have previously been adjusted to refer to NAV and NAV Fee Basis Amount, and the sole purpose of this amendment is to reflect the change in terminology implemented by the Trust in its filings with the SEC.

The relevant amendments to the Trust Agreement are set forth in the definitions of “NAV” and “NAV Fee Basis Amount” in Section 1.1, in Section 6.8(a) and in Section 8.4 of the Seventh Amendment.

Secondary Market. This amendment modifies the definition of Secondary Market to reflect the fact that as of January 11, 2024, the Shares have been uplisted to NYSE Arca, Inc., and no longer trade on the OTCQX tier of the OTC Markets Group Inc.

The relevant amendments to the Trust Agreement are set forth in the definition of “Secondary Market” in Section 1.1 of the Seventh Amendment.

Vault Balance. This amendment modifies the definition of Vault Balance to conform to the definition thereof in the Trust’s filings with the SEC, reflecting arrangements entered into with the Custodian. This amendment provides that the Vault Balance will mean one or more segregated custody accounts of the Trust maintained by the Custodian to store private keys, which allow for the transfer of ownership or control of the Trust’s Bitcoins on the Trust’s behalf.

The relevant amendments to the Trust Agreement are set forth in the definition of “Vault Balance” in Section 1.1 of the Seventh Amendment.

Availability of a Redemption Program. This amendment reflects the fact that the Sponsor, acting on behalf of the Trust, has authorized the commencement of a redemption program for the Shares of the Trust in connection with the uplisting of the Shares to NYSE Arca, Inc.

The relevant amendments to the Trust Agreement are set forth in Section 5.1 and 5.2 of the Seventh Amendment.

The description in this Consent Solicitation Statement of the proposal and the Additional Amendments to the Trust Agreement is qualified by reference to the proposed amendments related to the proposal, contained in Appendix A hereto, and the amendments to the Trust Agreement related to the proposal and the Additional Amendments, attached hereto as Appendix B. Shareholders should read Appendix A carefully before voting on the proposal.

Information on Voting

Record Date

Shareholders as of the close of business on February 23, 2024, or the Record Date, may vote on the proposal. On the Record Date, Shares were issued and outstanding.

Votes Needed to Approve the Proposal

The consent of over 50% of the Shares outstanding as of the Record Date is required to adopt the proposal. Under the terms of the Trust Agreement, a Shareholder shall be deemed to consent to the proposal if such Shareholder does not, within twenty (20) calendar days of the date of this Consent Solicitation Statement, notify the Sponsor in writing that the Shareholder objects to the proposal. Therefore, if you do not wish to consent to the proposed amendment, you must return a properly completed Written Consent form or such other authorized method indicating your objection to the proposal prior to the deadline stated herein, otherwise you will be deemed to have voted “FOR” the proposal to amend the Trust Agreement.

Voting Rights

Shareholders are entitled to cast one vote for each Share owned on the Record Date for the proposal.

Consent Solicitation Methods

The Trust will solicit Shareholder votes in a variety of ways. All Shareholders who are entitled to vote will receive these consent solicitation materials either by mail or electronically (assuming that applicable requirements are met). In addition, the employees and officers of the Sponsor and its affiliates may solicit Shareholder consents in person, by telephone, by mail, or over the internet, all at no cost to the Trust. The Trustee and Sponsor have also engaged the services of Broadridge Financial Solutions, Inc. as mailing agent and master tabulator in connection with the Consent Solicitation.

Solicitation Costs

The Sponsor is obligated to pay for any Sponsor-paid Expenses relating to the consent solicitation and the amendments. The Trust does not expect to incur any costs or expenses that are not Sponsor-paid Expenses.

Broker Non-Votes

Broker non-votes are Shares held by brokers, banks and other nominees that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your Shares in its name and you do not instruct your broker how to vote on the proposal, your Shares will not be voted on the proposal. Under the terms of the Trust Agreement, a broker non-vote, or an abstention, will have the same effect as a vote “FOR” the proposal.

Voting

You should have received instructions on how to vote from your broker, bank or other nominee. Please follow their instructions carefully.

You may generally vote by one of the following methods:

•
By Mail. If you requested printed copies of the consent materials to be mailed to you, you may vote by signing, dating and returning your Written Consent in the enclosed pre-addressed envelope; or
•
By Methods Listed on the Written Consent. Please refer to your Written Consent or other information provided by your bank, broker, nominee or other shareholder of record to determine whether you may vote by telephone or electronically on the internet, and follow the instructions on the Written Consent or other information provided to the shareholders of record.

Individual certificates have been issued for the Shares. Also, global certificates are deposited by the Trustee with DTC and registered in the name of Cede & Co., as nominee for DTC. Such certificates evidence all of the Shares outstanding at any time.

If you hold your Shares through a broker, bank or other nominee, you are considered the beneficial owner of the Shares, and your broker is the shareholder of record. You have the right to direct your broker how to vote your Shares. If you request a printed copy of the consent materials by mail, your broker will provide a written consent form for you to use.

Broadridge Financial Solutions, Inc. must receive your Written Consent no later than 4:00 p.m., New York City time, on , 2024, unless the period for voting is extended by the Sponsor. There will be no meeting of Shareholders with regard to the proposal. A final count is expected to be made by Broadridge Financial Solutions, Inc. no later than , 2024, unless the period for voting is extended by the Sponsor.

Changing Your Vote

Your latest vote on a proposal is the one that counts. Therefore, you can revoke a prior vote on the proposal simply by voting again—over the internet, with your Written Consent, or by toll-free telephone call.

Security Ownership of Certain Beneficial Owners and Management

To the knowledge of the Sponsor, the only person that owns more than 5% of the outstanding Shares is Genesis Global Capital, LLC, which is a subsidiary of Digital Currency Group, Inc., the parent company of the Sponsor. See “Part III—Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for more information.

Additional Information

The Sponsor maintains an internet website at www.grayscale.com/crypto-products/grayscale-bitcoin-trust, through which the Trust’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are made available free of charge after they have been filed with or furnished to the SEC. Additional information regarding the Trust may also be found on the SEC’s EDGAR database at www.sec.gov.

You can also view these consent materials on the internet at our website at www.proxyvote.com. You may also obtain other information about us by visiting our website at www.grayscale.com/crypto-products/grayscale-bitcoin-trust. Other than the Consent Solicitation Statement, information contained on our website is not part of this Consent Solicitation Statement.

The contents of the websites referred to above and any websites referred to herein are not incorporated into this filing. Further, our references to the URLs for these websites are intended to be inactive textual references only.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Appendix A

Proposed Amendments to the Trust Agreement
of the Grayscale Bitcoin Trust (BTC)

[Deletions Indicated by Strikeout and Additions Indicated by Underline and Bold]

TEXT OF PROPOSED AMENDMENTS
TO
TRUST AGREEMENT OF GRAYSCALE BITCOIN TRUST (BTC)

The following are proposed amendments (the “Proposed Amendments”) to the Sixth Amended and Restated Declaration of Trust and Trust Agreement (as amended, the “Trust Agreement”) of Grayscale Bitcoin Trust (BTC) (the “Trust”), dated as of January 8, 2024, between Grayscale Investments, LLC, as the sponsor of the Trust (the “Sponsor”), and Delaware Trust Company, as the trustee of the Trust (the “Trustee”). The Proposed Amendments are described in the accompanying Consent Solicitation Statement to which the Proposed Amendments are attached.

At such time as the Sponsor and the Trustee are ready to implement the Proposed Amendments, the Proposed Amendments will be incorporated into a Seventh Amended and Restated Declaration of Trust and Trust Agreement which will be executed by the Sponsor and the Trustee and made effective on a day to be selected by them. Assuming the Seventh Amended and Restated Declaration of Trust and Trust Agreement includes no other amendments other than the Proposed Amendments as approved by the Shareholders and the Additional Amendments described in the Consent Solicitation Statement, no separate notification of the execution or effectiveness of the Seventh Amended and Restated Declaration of Trust and Trust Agreement will be sent to the Shareholders, except as required by law.

The amendments to be made in connection with the proposal are as follows:

SECTION 1.5 Purposes and Powers

(a)
The purposes of the Trust shall be to accept Bitcoin for subscriptions of Shares in accordance with Article III hereof or accept cash (to be used to purchase Bitcoin) for subscriptions of Shares in accordance with Section 13.12 hereof, to hold Bitcoin, Incidental Rights and IR Virtual Currency, to distribute Bitcoin (or cash from the sale of Bitcoin) upon redemptions of Shares in accordance with Article V hereof (if authorized in accordance with Section 5.1 hereof) and to distribute Bitcoin, Incidental Rights and IR Virtual Currency (or cash from the sale thereof) upon the liquidation of the Trust, and to enter into any lawful transaction and engage in any lawful activities in furtherance of or incidental to the foregoing. For the avoidance of doubt, such activities include any lawful action necessary or desirable in connection with the Trust’s ownership of Incidental Rights, including the acquisition of IR Virtual Currency, except if such action would be prohibited by Section 1.5(b) or any other provision of this Trust Agreement. The Trust shall not engage in any business activity and shall not acquire or own any assets other than Bitcoin, Incidental Rights and (if permissible under Section 1.5(b) and Section 6.4(l)) IR Virtual Currency, or take any of the actions set forth in Section 6.4. The Trust shall have all of the powers specified in Section 3.1 hereof as powers which may be exercised by a Sponsor on behalf of the Trust under this Trust Agreement.

SECTION 6.4 General Prohibitions

The Trust shall not, and the Sponsor shall not have the power to cause the Trust to:

[…]

(c) Hold any cash from the sale of Bitcoins, Incidental Rights or IR Virtual Currency for more than thirty (30) Business Days prior to using such cash to pay Additional Trust Expenses, or to fund the redemption of Redemption Baskets, and distributing any remaining cash to the Shareholders;

SECTION 13.12 Alternative Procedures for Creation and Redemption.

(a) Notwithstanding Sections 3.1, 3.3, 6.4(a) and 6.4(b), the Trust may, and the Sponsor shall have the power to cause the Trust to, create and issue Baskets in exchange for the receipt of cash from an Authorized Participant, but only if such creation and issuance is made in compliance with all of the following requirements:

(i) On the date and by no later than the specified time established for the settlement of such creation and issuance, which date and time shall be fixed, under procedures to be adopted by the Sponsor, on the date a Cash Order for creation is placed and accepted, the Trust shall have received and be simultaneously in possession of (A) from the applicable Liquidity Provider, Bitcoins in an amount equal to the Total Basket Amount in respect of such Cash Order (the “Required Creation Bitcoin”) and (B) from such Authorized Participant, cash in an amount at least equal to the full purchase price to be paid by the Trust to such Liquidity Provider in exchange for the Required Creation Bitcoin (such purchase price, the “Required Creation Cash,” and such receipt and simultaneous possession of the Required Creation Bitcoin and the Required Creation Cash at or prior to such specified time, the “Creation Settlement Condition”); provided, that such cash shall be held by the Trust in a non-interest bearing account established solely for the purpose of creating and issuing Shares in accordance with the terms of this Section 13.12;

(ii) If the Creation Settlement Condition is met with respect to such Cash Order, the Sponsor shall cause the Trust to deliver, promptly and in full satisfaction of the Trust’s obligations to the applicable Liquidity Provider and such Authorized Participant in respect of such Cash Order, (A) to the applicable Liquidity Provider, the Required Creation Cash, and (B) to such Authorized Participant, (x) the Shares comprising the Creation Baskets to be issued pursuant to such Cash Order and (y) to the extent that the amount of cash previously received by the Trust from such Authorized Participant in connection with such Cash Order exceeded the Required Creation Cash, the amount of such excess cash;

(iii) If, for any or no reason, the Creation Settlement Condition is not met with respect to such Cash Order, the Sponsor shall cause the Trust to return, promptly and in full satisfaction of the Trust’s obligations to the applicable Liquidity Provider and Authorized Participant in respect of such Cash Order, any and all cash and Bitcoin previously received by the Trust in connection with such Cash Order to such Authorized Participant (in the case of cash) or Liquidity Provider (in the case of Bitcoin); and

(iv) The Sponsor, such Authorized Participant and the applicable Liquidity Provider shall have agreed, as a condition to the participation in the consummation of such Cash Order, (A) to fully (and without exception) exculpate the Trust with respect to, and to irrevocably waive any and all claims against the Trust or the Trust Estate arising from or in connection with, such Cash Order and (B) to fully indemnify and hold the Trust harmless against any failure by such person to perform its obligations in respect of such Cash Order.

(b) Notwithstanding Section 5.2, during any time at which the Sponsor has authorized a redemption program, the Trust may, and the Sponsor shall have the power to cause the Trust to, redeem Baskets in exchange for the delivery of cash to an Authorized Participant, but only if such redemption is made in compliance with all of the following requirements:

(i) On the date and by no later than the specified time established for the settlement of such redemption, which date and time shall be fixed, under procedures to be adopted by the Sponsor, on the date a Cash Order for redemption is placed and accepted, the Trust shall have received and be simultaneously in possession of (A) from the applicable Liquidity Provider, cash proceeds from the sale of Bitcoin in an amount equal to the Total Basket Amount in respect of such Cash Order (the “Required Redemption Cash”), provided, that such cash shall be held by the Trust in a non-interest bearing account established solely for the purpose of redeeming Shares in accordance with the terms of this Section 13.12, and (B) from such Authorized Participant, the Shares comprising the Baskets to be redeemed pursuant to such Cash Order (such Shares, the “Required Redemption Shares,” and such receipt and simultaneous possession of the Required Redemption Cash and the Required Redemption Shares at or prior to such specified time, the “Redemption Settlement Condition”);

(ii) If the Redemption Settlement Condition is met with respect to such Cash Order, the Sponsor shall cause the Trust to deliver, promptly and in full satisfaction of the Trust’s obligations to the applicable Liquidity Provider and such Authorized Participant in respect of such Cash Order, (A) to the applicable Liquidity Provider, Bitcoin in an amount equal to the Total Basket Amount in respect of such Cash Order, and (B) to such Authorized Participant, the Required Redemption Cash;

(iii) If, for any or no reason, the Redemption Settlement Condition is not met with respect to such Cash Order, the Sponsor shall cause the Trust to return, promptly and in full satisfaction of the Trust’s obligations to the applicable Liquidity Provider and Authorized Participant in respect of such Cash Order, any and all cash and Shares previously received by the Trust in connection with such Cash Order to such Authorized Participant (in the case of Shares) or Liquidity Provider (in the case of Bitcoin); and

(iv) The Sponsor, such Authorized Participant and the applicable Liquidity Provider shall have agreed, as a condition to the participation in the consummation of such Cash Order, (A) to fully (and without exception) exculpate the Trust with respect to, and to irrevocably waive any and all claims against the Trust or the Trust Estate arising from or in connection with, such Cash Order and (B) to fully indemnify and hold the Trust harmless against any failure by such person to perform its obligations in respect of such Cash Order.

(c) The Sponsor from time to time may, but shall have no obligation to, modify or supplement the requirements set forth in Section 13.2(a) and Section 13.2(b), but only if the Sponsor, with advice of counsel, has determined that creating or redeeming Shares (as the case may be) pursuant to such modified or supplemented requirements should not cause the Trust to be treated other than as a grantor trust for U.S. federal income tax purposes.

(d) By the purchase and acceptance or other lawful delivery, acceptance or holding of the Shares, the Shareholders shall be deemed to have acknowledged and agreed that any action taken in the manner contemplated by this Section 13.12 shall be permitted under Section 1.5 and Section 6.4(m). For the avoidance of doubt, the definitions of any defined terms used in this Trust Agreement shall be deemed modified or supplemented to the extent necessary for the Sponsor and the Trust to effectuate any action taken in the manner contemplated by this Section 13.12; provided, however, that neither the Required Creation Cash nor the Required Redemption Cash shall be considered to be part of the Trust Estate.

[End of Amendments]

Appendix B

~~SIXTH~~SEVENTH AMENDED AND RESTATED

DECLARATION OF TRUST
AND
TRUST AGREEMENT
OF
GRAYSCALE BITCOIN TRUST (BTC)

Dated as of ~~January 8~~[●], 2024

By and Among

GRAYSCALE INVESTMENTS, LLC

DELAWARE TRUST COMPANY
(formerly known as CSC Trust Company of Delaware)

and

THE SHAREHOLDERS
FROM TIME TO TIME HEREUNDER

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS; THE TRUST		1

SECTION 1.1	Definitions.	1
SECTION 1.2	Name.	7
SECTION 1.3	Delaware Trustee; Offices.	7
SECTION 1.4	Declaration of Trust.	7
SECTION 1.5	Purposes and Powers.	~~8~~7
SECTION 1.6	Tax Treatment.	8
SECTION 1.7	Legal Title.	8

ARTICLE II

ARTICLE III

ARTICLE IV

TRANSFERS OF SHARES		16

SECTION 4.1	General Prohibition.	16
SECTION 4.2	Restricted Securities.	~~17~~16
SECTION 4.3	Transfer of Shares Generally.	17

ARTICLE V

REDEMPTIONS		17

SECTION 5.1	Unavailability of Redemption Program.	17
SECTION 5.2	Redemption of Redemption Baskets.	17
SECTION 5.3	Other Redemption Procedures.	18

ARTICLE VI

THE SPONSOR		~~19~~18

SECTION 6.1	Management of the Trust.	~~19~~18
SECTION 6.2	Authority of Sponsor.	19
SECTION 6.3	Obligations of the Sponsor.	21
SECTION 6.4	General Prohibitions.	22
SECTION 6.5	Liability of Covered Persons.	23
SECTION 6.6	Fiduciary Duty.	24
SECTION 6.7	Indemnification of the Sponsor.	25
SECTION 6.8	Expenses and Limitations Thereon.	26
SECTION 6.9	Voluntary Withdrawal of the Sponsor.	28
SECTION 6.10	Litigation.	~~29~~28
SECTION 6.11	Bankruptcy; Merger of the Sponsor.	~~29~~28

ARTICLE VII

THE SHAREHOLDERS		29

SECTION 7.1	No Management or Control; Limited Liability; Exercise of Rights through an Authorized Participant.	29
SECTION 7.2	Rights and Duties.	~~30~~29
SECTION 7.3	Limitation of Liability.	30
SECTION 7.4	Derivative Actions.	31
SECTION 7.5	Appointment of Agents.	31
SECTION 7.6	Business of Shareholders.	~~32~~31
SECTION 7.7	Authorization of Filings.	~~32~~31

ARTICLE VIII

BOOKS OF ACCOUNT AND REPORTS		32

SECTION 8.1	Books of Account.	32
SECTION 8.2	Annual Updates, Quarterly Updates and Account Statements.	~~33~~32
SECTION 8.3	Tax Information.	~~33~~32
SECTION 8.4	Calculation of ~~Digital Asset Holdings~~NAV.	33
SECTION 8.5	Maintenance of Records.	~~34~~33

ARTICLE IX

FISCAL YEAR		34

SECTION 9.1	Fiscal Year.	~~35~~34

ARTICLE X

AMENDMENT OF TRUST AGREEMENT; MEETINGS		~~35~~34

SECTION 10.1	Amendments to the Trust Agreement.	~~35~~34
SECTION 10.2	Meetings of the Trust.	~~36~~35
SECTION 10.3	Action Without a Meeting.	~~36~~35

ARTICLE XI

TERM		~~37~~36

SECTION 11.1	Term.	~~37~~36

ARTICLE XII

TERMINATION		~~37~~36

SECTION 12.1	Events Requiring Dissolution of the Trust.	~~37~~36
SECTION 12.2	Distributions on Dissolution.	38
SECTION 12.3	Termination; Certificate of Cancellation.	~~39~~38

ARTICLE XIII

MISCELLANEOUS		~~39~~38

SECTION 13.1	Governing Law.	~~39~~38
SECTION 13.2	Provisions In Conflict With Law or Regulations.	~~40~~39
SECTION 13.3	Merger and Consolidation.	~~40~~39
SECTION 13.4	Construction.	40
SECTION 13.5	Notices.	~~41~~40
SECTION 13.6	Counterparts; Electronic Signatures.	~~42~~41
SECTION 13.7	Binding Nature of Trust Agreement.	~~42~~41
SECTION 13.8	No Legal Title to Trust Estate.	~~42~~41
SECTION 13.9	Creditors.	~~42~~41
SECTION 13.10	Integration.	~~42~~41
SECTION 13.11	Goodwill; Use of Name.	~~42~~41
SECTION 13.12	Alternative Procedures for Creation and Redemption.	41

EXHIBIT A
Form of Certificate of Trust of Grayscale Bitcoin Trust (BTC)	A-1

GRAYSCALE BITCOIN TRUST (BTC)

~~SIXTH~~SEVENTH AMENDED AND RESTATED

DECLARATION OF TRUST

AND TRUST AGREEMENT

This ~~SIXTH~~SEVENTH AMENDED AND RESTATED DECLARATION OF TRUST AND TRUST AGREEMENT of GRAYSCALE BITCOIN TRUST (BTC) is made and entered into as of the ~~8th~~[●] day of ~~January~~[●], 2024, by and among GRAYSCALE INVESTMENTS, LLC, a Delaware limited liability company, DELAWARE TRUST COMPANY (formerly known as CSC Trust Company of Delaware), a Delaware corporation, as trustee, and the SHAREHOLDERS from time to time hereunder.

RECITALS

WHEREAS, the Sponsor and the Trustee entered into the ~~Fifth~~Sixth Amended and Restated Declaration of Trust and Trust Agreement dated as of ~~September 12, 2018~~January 8, 2024, as amended by that certain Amendment No. 1 to the Sixth Amended and Restated Declaration of Trust and Trust Agreement, dated as of January 9, 2024 (as amended, the “Existing Agreement”);

WHEREAS, the Sponsor and the Trustee wish to amend the Existing Agreement pursuant to Section 10.1 thereof, with such amendment to be effective on such date as designated by the Sponsor in its sole discretion following receipt of requisite consent from the Shareholders to amend one or more provisions of the Existing Agreement to the extent required thereby.

NOW, THEREFORE, pursuant to Section 10.1 of the Existing Agreement, the Trustee and the Sponsor hereby amend and restate the Existing Agreement in its entirety as set forth below.

ARTICLE I

DEFINITIONS; THE TRUST

SECTION 1.1 Definitions.

As used in this Trust Agreement, the following terms shall have the following meanings unless the context otherwise requires:

“Actual Exchange Rate” means, with respect to any particular asset, at any time, the price per single unit of such asset (determined net of any associated fees) at which the Trust is able to sell such asset for U.S. Dollars (or other applicable fiat currency) at such time to enable the Trust to timely pay any Additional Trust Expenses, through use of the Sponsor’s commercially reasonable efforts to obtain the highest such price.

“Additional Trust Expenses” has the meaning set forth in Section 6.8(b).

“Administrator” means any Person or Persons from time to time engaged by the Sponsor to assist in the administration of the Shares.

“Administrator Fee” means the fee payable to any Administrator for services it provides to the Trust, which the Sponsor shall pay as a Sponsor-paid Expense.

“Affiliate” means (i) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such Person, (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such Person, (iii) any Person, directly or indirectly, controlling, controlled by or under common control of such Person, (iv) any employee, officer, director, member, manager or partner of such Person, or (v) if such Person is an employee, officer, director, member, manager or partner, any Person for which such Person acts in any such capacity.

“Annual Report” means (i) the Trust’s most recent annual report prepared and publicly disseminated pursuant to the standards of any Secondary Market on which the Shares are then listed, quoted or traded or (ii) if the Shares are then registered under the Exchange Act, the Trust’s most recent annual report on Form 10-K prepared and filed in accordance with the rules and regulations of the SEC.

“APA Procedures” has the meaning assigned thereto in Section 3.3(a).

“Authorized Participant” means a Person that (i) is a registered broker-dealer, (ii) has entered into an Authorized Participant Agreement, and (iii) in the case of Authorized Participants creating and redeeming Shares through In-Kind Orders, has access to an Authorized Participant Self-Administered Account.

“Authorized Participant Agreement” means an agreement among the Trust, the Sponsor, the Transfer Agent and an Authorized Participant, that provides the procedures for the creation and redemption of Baskets.

“Authorized Participant Self-Administered Account” means a Bitcoin wallet address known to the Custodian as belonging to such Authorized Participant or its designee.

“Basket” means a block of 10,000 Shares.

“Basket Amount” means, on any Trade Date, the number of Bitcoins required as of such Trade Date for each Creation Basket or Redemption Basket, as determined by dividing (x) the number of Bitcoins owned by the Trust at 4:00 p.m., New York time, on such Trade Date, after deducting the number of Bitcoins representing the U.S. Dollar value of accrued but unpaid fees and expenses of the Trust (in the case of any such fee and expense other than the Sponsor’s Fee, converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)) and multiplying such quotient by 10,000.

“Bitcoin” means Bitcoin, a type of digital asset based on an open source cryptographic protocol existing on the Bitcoin Network as determined by the Sponsor in accordance with Section 6.2(l), and the assets underlying the Trust’s Shares.

“Bitcoin Account” means, collectively, the Vault Balance, the Settlement Balance and any subaccounts associated therewith.

“Bitcoin Network” means the online, end-user-to-end-user network hosting a public transaction ledger, known as a blockchain, and the source code comprising the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network.

“Business Day” means any day other than a Saturday, Sunday or other day on which national securities exchanges are permitted or required to close for business in New York, New York.

“Cash Orders” means orders for creations or redemptions of Shares other than through In-Kind Orders.

“Certificate of Trust” means the Certificate of Trust of the Trust, including all amendments thereto, in the form attached hereto as Exhibit A, filed with the Secretary of State of the State of Delaware pursuant to Section 3810 of the Delaware Trust Statute.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporate Trust Office” means the principal office at which at any particular time the corporate trust business of the Trustee is administered, which office at the date hereof is located at 251 Little Falls Drive, Wilmington, DE 19808.

“Covered Person” means the Sponsor and its Affiliates and their respective members, managers, directors, officers, employees, agents and controlling persons.

“Creation Basket” means a Basket issued by the Trust upon the deposit of the Basket Amount with the Custodian.

“Creation Order” has the meaning assigned thereto in Section 3.3(a)(i).

“Creation Settlement Date” means, with respect to any Creation Order, the Business Day on which such Creation Order settles, as specified in the APA Procedures.

“Custodian” means any Person or Persons from time to time engaged to provide custodian, security or related services (including, for the avoidance of doubt, prime brokerage services) to the Trust pursuant to authority delegated by the Sponsor.

“Custodian Fee” means the fee payable to any Custodian for the services it provides to the Trust, which the Sponsor shall pay as a Sponsor-paid Expense.

“Delaware Trust Statute” means the Delaware Statutory Trust Act, Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq., as the same may be amended from time-to-time.

~~“Digital Asset Holdings” means, at any time, the aggregate value, expressed in U.S. Dollars, of the Trust’s assets (other than U.S. Dollars or other fiat currency), less its liabilities (which include estimated accrued but unpaid fees and expenses), calculated in accordance with Section 8.4.~~

~~“Digital Asset Holdings Fee Basis Amount” has the meaning assigned thereto in Section 8.4.~~

“Distributor” means any Person or Persons from time to time engaged to provide distribution services or related services to the Trust pursuant to authority delegated by the Sponsor.

“Event of Withdrawal” has the meaning set forth in Section 12.1(a)(iv) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expenses” has the meaning set forth in Section 2.4.

“FinCEN” means the Financial Crimes Enforcement Network, a bureau of the U.S. Department of Treasury.

“Fiscal Year” has the meaning set forth in Article IX hereof.

“GAAP” means U.S. generally accepted accounting principles.

“In-Kind Orders” means orders for creations or redemptions in which an Authorized Participant or its designees will deliver Bitcoin from, or receive Bitcoin in, an Authorized Participant Self-Administered Account.

“Incidental Rights” means the rights to acquire, or otherwise establish dominion and control over, any virtual currency or other asset or right, which rights are incident to the Trust’s ownership of Bitcoins and arise without any action of the Trust, or of the Sponsor or Trustee on behalf of the Trust.

“Indemnified Persons” has the meaning assigned to such term in Section 2.4.

“Index Price” has the meaning ascribed to such term in the Trust’s filings with the SEC.

“IR Virtual Currency” means any virtual currency or other asset or right acquired by the Trust through the exercise (subject to Section 1.5(b) and Section 6.4(l)) of any Incidental Right.

“IRS” means the U.S. Internal Revenue Service or any successor thereto.

“Liquidating Trustee” has the meaning assigned thereto in Section 12.2.

“Liquidity Provider” means an entity eligible to facilitate the purchase and sale of Bitcoins in connection with creations or redemptions pursuant to Cash Orders.

“Liquidity Provider Account” means, with respect to any Liquidity Provider, a Bitcoin wallet address known to the Custodian as belonging to such Liquidity Provider.

“Marketing Agent” means any Person or Persons from time to time engaged to provide marketing services or related services to the Trust pursuant to authority delegated by the Sponsor.

“Marketing Fee” means the fee payable to any Marketing Agent for services it provides to the Trust, which the Sponsor shall pay as a Sponsor-paid Expense.

“NAV” means, at any time, the aggregate value, expressed in U.S. Dollars, of the Trust’s assets (other than U.S. Dollars or other fiat currency), less its liabilities (which include estimated accrued but unpaid fees and expenses), calculated in accordance with Section 8.4.

“NAV Fee Basis Amount” has the meaning assigned thereto in Section 8.4.

“Percentage Interest” means, with respect to any Shareholder at any time, a fraction, the numerator of which is the number of Shares held by such Shareholder and the denominator of which is the total number of Shares outstanding, in each case as of 4:00 p.m., New York time, on the date of determination.

“Person” means any natural person, partnership, limited liability company, statutory trust, corporation, association or other legal entity.

“Purchase Agreement” means an agreement among the Trust, the Sponsor and any Shareholder through which the Shareholder agrees to transfer Bitcoin to the Bitcoin Account in exchange for the creation and issuance of Shares.

“Quarterly Report” means (i) the Trust’s most recent quarterly report prepared and publicly disseminated pursuant to the standards of any Secondary Market on which the Shares are then listed, quoted or traded or (ii) if the Shares are then registered under the Exchange Act, the Trust’s most recent quarterly report on Form 10-Q prepared and filed in accordance with the rules and regulations of the SEC.

“Redemption Basket” means a Basket redeemed by the Trust in exchange for Bitcoins in an amount equal to the Basket Amount.

“Redemption Order” has the meaning assigned thereto in Section 5.2(a).

“Redemption Settlement Date” means, with respect to any Redemption Order, the Business Day on which such Redemption Order settles, as specified in the APA Procedures.

“SEC” means the Securities and Exchange Commission.

“Secondary Market” means any marketplace or other alternative trading system, as determined by the Sponsor, on which the Shares may then be listed, quoted or traded, including but not limited to, ~~the OTCQX tier of the OTC Markets Group Inc. and~~ NYSE Arca, Inc.

“Securities Act” means the Securities Act of 1933, as amended.

“Settlement Balance” means the one or more omnibus accounts maintained by the Custodian and in which a portion of the Trust’s Bitcoin may be stored from time to time.

“Shareholder” means any Person that owns Shares.

“Shares” means the common units of fractional undivided beneficial interest in the profits, losses, distributions, capital and assets of, and ownership of, the Trust.

“Sponsor” means Grayscale Investments, LLC, or any substitute therefor as provided herein, or any successor thereto by merger or operation of law.

“Sponsor-paid Expense” and “Sponsor-paid Expenses” have the meaning set forth in Section 6.8(a)(v).

“Sponsor’s Fee” has the meaning set forth in Section 6.8(a)(i).

“Total Basket Amount” means, with respect to any Creation Order or Redemption Order, the applicable Basket Amount multiplied by the number of Creation Baskets or Redemption Baskets, as specified in the applicable Creation Order or Redemption Order.

“Trade Date” means, for any Creation Order or Redemption Order, the Business Day on which the Total Basket Amount with respect to such Creation Order or Redemption Order is determined in accordance with the APA Procedures.

“Transfer Agent” means any Person or Persons from time to time engaged to provide transfer agent services or related services to the Trust pursuant to authority delegated by the Sponsor.

“Treasury Regulations” means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

“Trust” means Grayscale Bitcoin Trust (BTC), a Delaware statutory trust formed pursuant to the Certificate of Trust, the affairs of which are governed by this Trust Agreement.

“Trust Agreement” means this ~~Sixth~~Seventh Amended and Restated Declaration of Trust and Trust Agreement, as it may at any time or from time-to-time be amended.

“Trustee” means Delaware Trust Company (formerly known as CSC Trust Company of Delaware), its successors and assigns, or any substitute therefor as provided herein, acting not in its individual capacity but solely as trustee of the Trust.

“Trust Estate” means (i) all the Bitcoins in the Trust’s accounts, including the Bitcoin Account, (ii) all Incidental Rights held by the Trust, (iii) all IR Virtual Currency in the Trust’s accounts, (iv) all proceeds from the sale of Bitcoins, Incidental Rights and IR Virtual Currency pending use of such cash for payment of Additional Trust Expenses or distribution to the Shareholders, and (v) any rights of the Trust pursuant to any agreements, other than this Trust Agreement, to which the Trust is a party.

“Trust Expense” has the meaning set forth in Section 2.3.

“U.S. Dollar” means United States dollars.

“Vault Balance” means one or more segregated custody accounts of the Trust maintained by the Custodian ~~for the safekeeping~~to store private keys, which allow for the transfer of ownership or control of the Trust’s Bitcoins on the Trust’s behalf.

SECTION 1.2 Name.

(a) The name of the Trust is “Grayscale Bitcoin Trust (BTC)” in which name the Trustee and the Sponsor shall cause the Trust to carry out its purposes as set forth in Section 1.5, make and execute contracts and other instruments in the name and on behalf of the Trust and sue and be sued in the name and on behalf of the Trust.

SECTION 1.3 Delaware Trustee; Offices.

(a) The sole Trustee of the Trust is Delaware Trust Company, which is located at the Corporate Trust Office or at such other address in the State of Delaware as the Trustee may designate in writing to the Shareholders. The Trustee shall receive service of process on the Trust in the State of Delaware at the foregoing address. In the event Delaware Trust Company resigns or is removed as the Trustee, the trustee of the Trust in the State of Delaware shall be the successor Trustee, subject to Section 2.1.

(b) The principal office of the Trust, and such additional offices as the Sponsor may establish, shall be located at such place or places inside or outside the State of Delaware as the Sponsor may designate from time to time in writing to the Trustee and the Shareholders. Initially, the principal office of the Trust shall be at c/o Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902.

SECTION 1.4 Declaration of Trust.

The Trust Estate shall be held in trust for the Shareholders. It is the intention of the parties hereto that the Trust shall be a statutory trust, under the Delaware Trust Statute and that this Trust Agreement shall constitute the governing instrument of the Trust. It is not the intention of the parties hereto to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware statutory trust that is treated as a grantor trust for U.S. federal income tax purposes and for purposes of applicable state and local tax laws. Nothing in this Trust Agreement shall be construed to make the Shareholders partners or members of a joint stock association. Effective as of the date hereof, the Trustee and the Sponsor shall have all of the rights, powers and duties set forth herein and in the Delaware Trust Statute with respect to accomplishing the purposes of the Trust. The Trustee has filed the certificate of trust required by Section 3810 of the Delaware Trust Statute in connection with the formation of the Trust under the Delaware Trust Statute.

SECTION 1.5 Purposes and Powers.

(a) The purposes of the Trust shall be to accept Bitcoin for subscriptions of Shares in accordance with Article III hereof or accept cash (to be used to purchase Bitcoin) for subscriptions of Shares in accordance with Section 13.12 hereof, to hold Bitcoin, Incidental Rights and IR Virtual Currency, to distribute Bitcoin (or cash from the sale of Bitcoin) upon redemptions of Shares in accordance with Article V hereof (if authorized in accordance with Section 5.1 hereof) and to distribute Bitcoin, Incidental Rights and IR Virtual Currency (or cash from the sale thereof) upon the liquidation of the Trust, and to enter into any lawful transaction and engage in any lawful activities in furtherance of or incidental to the foregoing. For the avoidance of doubt, such activities include any lawful action necessary or desirable in connection with the Trust’s ownership of Incidental Rights, including the acquisition of IR Virtual Currency, except if such action would be prohibited by Section 1.5(b) or any other provision of this Trust Agreement. The Trust shall not engage in any business activity and shall not acquire or own any assets other than Bitcoin, Incidental Rights and (if permissible under Section 1.5(b) and Section 6.4(l)) IR Virtual Currency, or take any of the actions set forth in Section 6.4. The Trust shall have all of the powers specified in Section 3.1 hereof as powers which may be exercised by a Sponsor on behalf of the Trust under this Trust Agreement.

(b) The Trust shall not take any action that could cause the Trust to be treated other than as a grantor trust for U.S. federal income tax purposes. Without limiting the generality of the foregoing, nothing in this Trust Agreement (including, for the avoidance of doubt, Section 1.5(a)) shall be construed to give the Trustee or the Sponsor the power to vary the investment of the Shareholders within the meaning of Section 301.7701-4(c) or similar provisions of the Treasury Regulations, nor shall the Trustee or the Sponsor take any action that would vary the investment of the Shareholders.

SECTION 1.6 Tax Treatment.

Each of the parties hereto, by entering into this Trust Agreement, (i) expresses its intention that the Shares will qualify under applicable tax law as interests in a grantor trust which holds the Trust Estate, (ii) agrees that it will file its own U.S. federal, state and local income, franchise and other tax returns in a manner that is consistent with clause (i) of this Section 1.6 and with the classification of the Trust as a grantor trust, and (iii) agrees to use reasonable efforts to notify the Sponsor promptly upon a receipt of any notice from any taxing authority having jurisdiction over such holders of Shares with respect to the treatment of the Shares as anything other than interests in a grantor trust.

SECTION 1.7 Legal Title.

Legal title to all of the Trust Estate shall be vested in the Trust as a separate legal entity; provided, however, that if applicable law in any jurisdiction requires legal title to any portion of the Trust Estate to be vested otherwise, the Sponsor may cause legal title to such portion of the

Trust Estate to be held by or in the name of the Sponsor or any other Person (other than a Shareholder) as nominee.

ARTICLE II

THE TRUSTEE

SECTION 2.1 Term; Resignation; Removal.

(a) Delaware Trust Company has been appointed and hereby agrees to serve as the Trustee of the Trust. The Trust shall have only one Trustee unless otherwise determined by the Sponsor. The Trustee shall serve until such time as the Trust is terminated or if the Sponsor removes the Trustee or the Trustee resigns. The Trustee is appointed to serve as the trustee of the Trust in the State of Delaware and shall at all times satisfy the requirements of Section 3807(a) of the Delaware Trust Statute and be authorized to exercise corporate trust powers under the laws of Delaware, having a combined capital, surplus and undivided profits of at least $50,000,000 and subject to supervision or examination by federal or state authorities. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Article II the combined capital, surplus and undivided profits of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible to serve as trustee of the Trust in accordance with the provisions of this Section 2.1, the Trustee shall resign promptly in the manner and with the effect specified in this Article II. The Trustee may have normal banking and trust relationships with the Sponsor and their respective Affiliates; provided that none of (i) the Sponsor, (ii) any Person involved in the organization or operation of the Sponsor or the Trust or (iii) any Affiliate of any of them may be the Trustee hereunder. The Trust shall have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Trustee shall have none of the duties or liabilities of the Sponsor and shall have no obligation to supervise or monitor the Sponsor or otherwise manage the Trust.

(b) The Trustee is permitted to resign upon at least one hundred eighty (180) days’ notice to the Sponsor upon which date such resignation shall be effective.

(c) If at any time the Trustee shall cease to be eligible to serve as trustee of the Trust in accordance with the provisions of this Trust Agreement, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and the successor trustee. The Sponsor may at any time, upon sixty (60) days’ prior notice to the Trustee, remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by the Sponsor or its attorney-in-fact duly authorized, one complete set of which instruments shall be delivered to the Trustee so removed and one complete set to the successor so appointed.

SECTION 2.2 Powers.

Except to the extent expressly set forth in Section 1.3 and this Article II, the duty and authority to manage the affairs of the Trust is vested in the Sponsor, which duty and authority the Sponsor may further delegate as provided herein, all pursuant to Section 3806(b)(7) of the Delaware Trust Statute. The duties of the Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware, (ii) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware which the Trustee is required to execute under Section 3811 of the Delaware Trust Statute and (iii) any other duties specifically allocated to the Trustee in this Trust Agreement. The Trustee shall provide prompt notice to the Sponsor of its performance of any of the foregoing. The Sponsor shall reasonably keep the Trustee informed of any actions taken by the Sponsor with respect to the Trust that would reasonably be expected to affect the rights, obligations or liabilities of the Trustee hereunder or under the Delaware Trust Statute.

SECTION 2.3 Compensation and Expenses of the Trustee.

The Trustee shall be entitled to receive from the Sponsor, as a Sponsor-paid Expense, reasonable compensation for its services hereunder as set forth in a separate fee agreement and shall be entitled to be reimbursed by the Sponsor on behalf of the Trust for reasonable out-of-pocket expenses incurred by it in the performance of its duties hereunder, including without limitation, the reasonable compensation, out-of-pocket expenses and disbursements of counsel, any experts and such other agents as the Trustee may employ in connection with the exercise and performance of its rights and duties hereunder (together, the “Trust Expenses”). To the extent that the Sponsor fails to pay the Trust Expenses, the Trust will be responsible for such Trust Expenses.

SECTION 2.4 Indemnification.

(a) The Trust hereby agrees to be primary obligor and shall indemnify, defend and hold harmless the Trustee and any of the officers, directors, employees and agents of the Trustee (the “Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel and fees and expenses incurred in connection with enforcement of its indemnification rights hereunder), taxes and penalties of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of this Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Trust shall not be required to indemnify any Indemnified Person for any Expenses which are a result of the willful misconduct, bad faith or gross negligence of an Indemnified Person. If the Trust shall have insufficient assets or improperly refuses to pay an Indemnified Person within sixty (60) days of a request for payment owed hereunder, the Sponsor shall, as secondary obligor, compensate or reimburse the Trustee or indemnify, defend and hold harmless an Indemnified Person as if it were the primary obligor hereunder; provided, however, that the Sponsor shall not be required to indemnify any Indemnified Person for any Expenses which are a result of the willful misconduct, bad faith or gross negligence of an Indemnified Person. To the fullest extent permitted by law and by the requirement for treatment of the Trust as a grantor trust for tax purposes, Expenses to be incurred by an Indemnified Person shall, from time to time, be advanced by, or on behalf of, the Sponsor prior to the final disposition of any matter upon receipt by the Sponsor of an undertaking by, or on behalf of, such Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified under this Trust Agreement.

(b) As security for any amounts owing to the Trustee hereunder, the Trustee shall have a lien against the Trust property, which lien shall be prior to the rights of the Sponsor or any other Shareholder. The obligations of the Sponsor and the Trust to indemnify the Indemnified Persons under this Section 2.4 shall survive the termination of this Trust Agreement.

SECTION 2.5 Successor Trustee.

Upon the resignation or removal of the Trustee, the Sponsor shall appoint a successor Trustee by delivering a written instrument to the outgoing Trustee. Any successor Trustee must satisfy the requirements of Section 3807 of the Delaware Trust Statute. The successor Trustee shall become fully vested with all of the rights, powers, duties and obligations of the outgoing Trustee under this Trust Agreement, with like effect as if originally named as Trustee, and the outgoing Trustee shall be discharged of its duties and obligations under this Trust Agreement. Any business entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, to the fullest extent permitted by law without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 2.6 Liability of Trustee.

Except as otherwise provided in this Article II, in accepting the trust created hereby, Delaware Trust Company acts solely as Trustee hereunder and not in its individual capacity, and all Persons having any claim against Delaware Trust Company by reason of the transactions contemplated by this Trust Agreement and any other agreement to which the Trust is a party shall look only to the Trust Estate for payment or satisfaction thereof. The Trustee shall not be liable or accountable hereunder to the Trust or to any other Person or under any other agreement to which the Trust is a party, except for the Trustee’s own fraud, gross negligence, bad faith or willful misconduct. In particular, but not by way of limitation:

(a) The Trustee shall have no liability or responsibility for the validity or sufficiency of this Trust Agreement or for the form, character, genuineness, sufficiency, enforceability, collectability, location, existence, value or validity of the Trust Estate;

(b) The Trustee has not prepared or verified, and shall not be responsible or liable for, any information, disclosure or other statement or in any document issued or delivered in connection with the sale or transfer of the Shares;

(c) The Trustee shall not be liable for any actions taken or omitted to be taken by it in accordance with the instructions of the Sponsor or the Liquidating Trustee;

(d) The Trustee shall not have any liability for the acts or omissions of the Sponsor, the Custodian or their respective delegates;

(e) The Trustee shall have no duty or obligation to supervise the performance of any obligations of the Sponsor, the Custodian or their respective delegates or any Authorized Participant;

(f) No provision of this Trust Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder;

(g) Under no circumstances shall the Trustee be liable for any obligations of the Trust arising under this Trust Agreement or any other agreements to which the Trust is a party;

(h) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or any other agreements to which the Trust is a party, at the request, order or direction of the Sponsor unless the Sponsor has offered to Delaware Trust Company (in its capacity as Trustee and individually) security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by Delaware Trust Company (including, without limitation, the reasonable fees and expenses of its counsel) therein or thereby;

(i) Notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of, or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware, (ii) result in any fee, tax or other governmental charge becoming payable by the Trustee under the laws of any jurisdiction or any political subdivision thereof other than the State of Delaware or (iii) subject the Trustee to personal jurisdiction, other than in the State of Delaware, for causes of action arising from personal acts unrelated to the consummation of the actions of the Trustee contemplated by this Trust Agreement;

(j) To the extent that, at law or in equity, the Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Shareholders or any other Person, the Trustee, acting under this Trust Agreement, shall not be liable to the Trust, the Shareholders or any other Person for its good faith reliance on the provisions of this Trust Agreement, and the provisions of this Trust Agreement, to the extent that they restrict or eliminate the duties and liabilities of the Trustee otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of the Trustee; and

(k) The Trustee shall not be liable for punitive, exemplary, consequential or similar damages for a breach of the Trust Agreement under any circumstances.

SECTION 2.7 Reliance; Advice of Counsel.

(a) ~~(a)~~ In the absence of bad faith, the Trustee may conclusively rely upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement in determining the truth of the statements and the correctness of the opinions contained therein, and shall incur no liability to anyone in acting or not acting on any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter pertaining to, or contained in, any such document; provided, however, that the Trustee shall have examined any certificates and opinions so as to reasonably determine compliance of such certificates and opinions with the requirements of this Trust Agreement. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that such resolution is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed in this Trust Agreement, the Trustee may for all purposes hereof rely on a certificate, signed by the president, any vice president, the treasurer or any other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement, the Trustee, at the expense of the Trust (i) may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care by it. The Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountant or other such Persons.

SECTION 2.8 Payments to the Trustee.

Any amounts paid to the Trustee pursuant to this Article II shall be deemed not to be a part of the Trust Estate immediately after such payment. Any amounts owing to the Trustee under this Trust Agreement shall constitute a claim against the Trust Estate. Notwithstanding any other provision of this Trust Agreement, all payments to the Trustee, including fees, expenses and any amounts paid in connection with indemnification of the Trustee in accordance with the terms of this Trust Agreement will be payable only in U.S. Dollars.

ARTICLE III

SHARES; CREATIONS AND ISSUANCE OF CREATION BASKETS

SECTION 3.1 General.

The Sponsor shall have the power and authority, without action or approval by the Shareholders, to cause the Trust to issue Shares from time to time as it deems necessary or desirable. The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional Shares, calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place). From time to time, the Sponsor may cause the Trust to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust Estate, or in any way affecting the rights, of the Shareholders, without action or approval by the Shareholders. The Trust shall issue Shares solely in exchange for contributions of Bitcoin (or for no consideration if pursuant to a Share distribution or split-up). All Shares when so issued shall be fully paid and non-assessable. Subject to the limitations upon, and requirements for, the issuance of Creation Baskets stated herein and in the APA Procedures (as defined below), the number of Creation Baskets that may be issued by the Trust is unlimited. Every Shareholder, by virtue of having purchased or otherwise acquired a Share, shall be deemed to have expressly consented and agreed to be bound by the terms of this Trust Agreement.

SECTION 3.2 Offer of Shares; Procedures for Creation and Issuance of Creation Baskets to Persons Other than Authorized Participants.

On any Business Day, the Trust may create and issue Creation Baskets to any Person that has signed a Purchase Agreement with the Trust upon a transfer of the Total Basket Amount into the Trust’s Bitcoin Account; provided that the Trust shall create and issue Creation Baskets only if the Sponsor has determined in good faith that such creation and issuance does not conflict with the other terms of this Trust Agreement or with applicable law.

SECTION 3.3 Offer of Shares; Procedures for Creation and Issuance of Creation Baskets to Authorized Participants.

(a) General. The following procedures, as supplemented by the more detailed procedures specified in the exhibits, annexes, attachments and procedures, as applicable, to each Authorized Participant Agreement (the “APA Procedures”), which may be amended from time to time in accordance with the provisions of the relevant Authorized Participant Agreement (provided that any such amendment shall not constitute an amendment of this Trust Agreement), shall govern the Trust with respect to the creation and issuance of Creation Baskets to Authorized Participants, subject to Section 3.3(b).

(i) On any Business Day, an Authorized Participant may place an order for one or more Creation Baskets (each, a “Creation Order”) in the manner provided in the APA Procedures.

(ii) The Sponsor or its delegate shall process Creation Orders only from Authorized Participants with respect to which an Authorized Participant Agreement is in full force and effect and only in accordance with the APA Procedures. The Sponsor or its delegate shall maintain and make available at the Trust’s principal offices during normal business hours a current list of the Authorized Participants with respect to which an Authorized Participant Agreement is in full force and effect.

(iii) The Trust shall create and issue Creation Baskets only ~~in exchange for~~upon deposit with the Custodian on the applicable Creation Settlement Date of the applicable Total Basket Amount by the relevant Authorized Participant or Liquidity Provider, as applicable.

(iv) The Sponsor or its delegate has final determination of all questions as to the calculation of the Total Basket Amount at any time.

(v) Deposits of Bitcoin other than those received from an Authorized Participant Self-Administered Account or a Liquidity Provider Account shall be rejected.

The expense and risk of delivery, ownership and safekeeping of Bitcoins, until such Bitcoins have been received and not rejected by the Trust, shall be borne solely by the Authorized Participant or a Liquidity Provider, as applicable.

(vi) Upon the Custodian’s receipt of the Total Basket Amount, the Sponsor or its delegate shall (A) if the Total Basket Amount is received into the Settlement Balance, direct the Custodian to transfer the Total Basket Amount to the Vault Balance, (B) direct the Transfer Agent to credit to the Authorized Participant’s account the number of Creation Baskets ordered by the Authorized Participant and (C) compensate the Liquidity Provider pursuant to the APA Procedures.

(vii) The Custodian may accept delivery of Bitcoins by such other means as the Sponsor, from time to time, may determine to be acceptable for the Trust.

(b) Rejection or Suspension. The Sponsor or its delegate shall reject a Creation Order if the Creation Order is not in proper form as described in the relevant Authorized Participant Agreement or if the fulfillment of the Creation Order, in the opinion of its counsel, might be unlawful. The issuance of Creation Baskets may be suspended by the Sponsor generally, or refused with respect to a particular Creation Order, during any period when the transfer books of the Transfer Agent are closed or if circumstances outside the control of the Sponsor or its delegate make it for all practicable purposes not feasible to process Creation Orders or for any other reason at any time or from time to time. None of the Sponsor, its delegates or the Custodian shall be liable for the suspension or rejection of any Creation Order.

(c) Conflict. In the event of any conflict between the procedures described in this Section 3.3 and the APA Procedures, the APA Procedures shall control.

(d) Successor Custodian. If a successor to the Custodian shall be employed, the Trust and the Sponsor shall establish procedures acceptable to such successor with respect to the matters addressed in this Section 3.3.

SECTION 3.4 Book-Entry System.

(a) Shares shall be held in book-entry form by the Transfer Agent. The Sponsor or its delegate shall direct the Transfer Agent to (i) credit or debit the number of Creation Baskets or Redemption Baskets to the account of the applicable Shareholder and (ii) issue or cancel Creation Baskets or Redemption Baskets, as applicable, at the direction of the Sponsor or its delegate.

(b) The Sponsor or its delegate may cause the Trust to issue Shares in certificated form in its sole discretion.

SECTION 3.5 Assets of the Trust.

The Trust Estate shall irrevocably belong to the Trust for all purposes, subject only to the rights of creditors of the Trust and shall be so recorded upon the books of account of the Trust.

SECTION 3.6 Liabilities of the Trust.

The Trust Estate shall be charged with the liabilities of the Trust and with all expenses, costs, charges and reserves attributable to the Trust. The Sponsor shall have full discretion, to the extent not inconsistent with applicable law, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

SECTION 3.7 Distributions.

(a) The Trust may make distributions on Shares either in cash or in kind, including in such form as is necessary and permissible for the Trust to facilitate the distribution of Incidental Rights and/or IR Virtual Currency.

(b) Distributions on Shares, if any, may be made with such frequency as the Sponsor may determine, which may be daily or otherwise, to the Shareholders, from the Trust Estate, after providing for actual and accrued liabilities. All distributions on Shares shall be made pro rata to the Shareholders in proportion to their respective Percentage Interests at the date and time of record established for such distribution.

(c) If the Trust sells Bitcoins, Incidental Rights and/or IR Virtual Currency in order to pay Additional Trust Expenses, then any cash remaining from these sales after the payment of any Additional Trust Expenses shall promptly be distributed to the Shareholders.

SECTION 3.8 Voting Rights.

Notwithstanding any other provision hereof, on each matter submitted to a vote of the Shareholders, each Shareholder shall be entitled to a proportionate vote based upon its Percentage Interest at such time.

SECTION 3.9 Equality.

All Shares shall represent an equal proportionate beneficial interest in the Trust Estate subject to the liabilities of the Trust, and each Share’s interest in the Trust Estate shall be equal to each other Share.

ARTICLE IV

TRANSFERS OF SHARES

SECTION 4.1 General Prohibition.

A Shareholder may not sell, assign, transfer or otherwise dispose of, or pledge, hypothecate or in any manner encumber any or all of its Shares or any part of its right, title and interest in the Trust Estate except as permitted in this Article IV and any act in violation of this Article IV shall not be binding upon or recognized by the Trust (regardless of whether the Sponsor shall have knowledge thereof), unless approved in writing by the Sponsor.

SECTION 4.2 Restricted Securities.

Except for Shares transferred in a transaction registered under the Securities Act, the Shares are “restricted securities” that cannot be resold, pledged or otherwise transferred without registration under the Securities Act and state securities laws or exemption therefrom and may not be resold, pledged or otherwise transferred without the prior written consent of the Sponsor, which it may withhold in its sole discretion for any reason or for no reason. The Sponsor may provide any such written consent in any document issued or delivered in connection with the sale or transfer of Shares, including any filings with the SEC.

SECTION 4.3 Transfer of Shares Generally.

Shares shall be transferable on the books of account for the Trust only by the record holder thereof or by his or her duly authorized agent upon delivery to the Sponsor or the Transfer Agent or similar agent of a duly executed instrument of transfer, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Sponsor. Upon such delivery, and subject to any further requirements specified by the Sponsor, the transfer shall be recorded on the books of account for the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the Shareholder with respect to such Shares for all purposes hereunder and neither the Sponsor nor the Trust, nor the Transfer Agent or any similar agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

ARTICLE V

REDEMPTIONS

SECTION 5.1 ~~Unavailability~~Availability of Redemption Program.

~~Unless otherwise determined by the Sponsor in its sole discretion following the Trust’s receipt of regulatory approval therefor, the Trust shall not offer a redemption program for the Shares. The Trust may, but shall not be required to, seek regulatory approval to operate a redemption program. If any redemption program is approved, then any redemption authorized by the Sponsor shall be subject to the provisions of this Article V.~~

The Trust may, in the sole discretion of the Sponsor, offer a redemption program for the Shares. Any redemption program for the Shares may be suspended or discontinued at any time, in the sole discretion of the Sponsor. Any redemption authorized by the Sponsor shall be subject to the provisions of this Article V.

SECTION 5.2 Redemption of Redemption Baskets.

(a) General. ~~Upon the approval of~~During any time at which the Sponsor has authorized a redemption program ~~and authorization by the Sponsor~~, the following procedures, as supplemented by the APA Procedures, which may be amended from time to time in accordance with the provisions of the Authorized Participant Agreement (provided that any such amendment shall not constitute an amendment of this Trust Agreement), shall govern the Trust with respect to the redemption of Redemption Baskets, subject to Section 5.2(b).

(i) On any Business Day, an Authorized Participant may place an order to redeem Redemption Baskets (each, a “Redemption Order”) in the manner provided in the APA Procedures.

(ii) The Sponsor or its delegates shall process Redemption Orders only from Authorized Participants with respect to which an Authorized Participant Agreement is in full force and effect.

(iii) The Trust shall redeem Redemption Baskets only in exchange for deposit with the Transfer Agent on the Redemption Settlement Date of the total number of Baskets indicated in the Authorized Participant’s Redemption Order.

(iv) Upon receipt of the total number of Baskets indicated in the Authorized Participant’s Redemption Order, the Sponsor or its delegate shall instruct the Transfer Agent to cancel the Shares in the Baskets so redeemed. The Sponsor or its delegate shall also instruct the Custodian to deposit into the ~~Participant’s~~Authorized Participant Self-Administered Account or the Liquidity Provider Account, as applicable, a number of Bitcoins equal to the Total Basket Amount.

(v) The Sponsor or its delegate has final determination of all questions as to the determination of the Total Basket Amount at any time.

(vi) The Total Basket Amount shall be delivered only to an Authorized Participant Self-Administered Account or a Liquidity Provider Account.

(vii) The Total Basket Amount shall be subject to the deduction of any applicable tax or other governmental charges that may be due.

(b) Rejection or Suspension. The Sponsor or its delegate shall reject a Redemption Order if the Redemption Order is not in proper form as described in the relevant Authorized Participant Agreement or if the fulfillment of the Redemption Order, in the opinion of its counsel, might be unlawful. The redemption of Baskets may be suspended by the Sponsor generally, or refused with respect to a particular Redemption Order, during any period when the transfer books of the Transfer Agent are closed or if circumstances outside the control of the Sponsor or its delegate make it for all practicable purposes not feasible to process Redemption Orders or for any other reason at any time or from time to time. None of the Sponsor, its delegates or the Custodian shall be liable for the suspension or rejection of any Redemption Order.

(c) Conflict. In the event of any conflict between the procedures described in this Section 5.2 and the APA Procedures, the APA Procedures shall control.

SECTION 5.3 Other Redemption Procedures.

The Sponsor or its delegates from time to time may, but shall have no obligation to, establish procedures with respect to redemption of Shares in lot sizes smaller than the Redemption Basket and permitting the redemption distribution to be delivered in a manner other than that specified in Section 5.2.

ARTICLE VI

THE SPONSOR

SECTION 6.1 Management of the Trust.

Pursuant to Section 3806(b)(7) of the Delaware Trust Statute, the Trust shall be managed by the Sponsor in accordance with this Trust Agreement. The Sponsor may delegate, as provided herein, the duty and authority to manage the affairs of the Trust. Any determination as to what is in the interests of the Trust made by the Sponsor in good faith shall be conclusive. In construing the provisions of this Trust Agreement, the presumption shall be in favor of a grant of power to the Sponsor, but subject, for the avoidance of doubt, to the restrictions, prohibitions and limitations expressly set forth in Section 1.5, Section 6.4(l) and otherwise in this Trust Agreement. The enumeration of any specific power in this Trust Agreement shall not be construed as limiting the aforesaid power.

SECTION 6.2 Authority of Sponsor.

In addition to, and not in limitation of, any rights and powers conferred by law or other provisions of this Trust Agreement, and except as limited, restricted or prohibited by the express provisions of this Trust Agreement or the Delaware Trust Statute, the Sponsor shall have, and may exercise on behalf of the Trust, all powers and rights necessary, proper, convenient or advisable to effectuate and carry out the purposes of the Trust, which powers and rights shall include, without limitation, the following:

(a) To enter into, execute, accept, deliver and maintain, and to cause the Trust to perform its obligations under, contracts, agreements and any or all other documents and instruments incidental to the Trust’s purposes, and to do and perform all such acts as may be in furtherance of the Trust’s purposes, or necessary or appropriate for the offer and sale of the Shares, including, but not limited to, causing the Trust to enter into (i) contracts or agreements with the Sponsor or an Affiliate, provided that any such contract or agreement does not conflict with the provisions of Section 1.5(b) of this Trust Agreement, Section 6.4 of this Trust Agreement or clause (ii) of this Section 6.2(a) and (ii) contracts with third parties for various services, it being understood that any document or instrument executed or accepted by the Sponsor in the Sponsor’s name shall be deemed executed and accepted on behalf of the Trust by the Sponsor, provided, however, that such services may be performed by an Affiliate or Affiliates of the Sponsor so long as the Sponsor has made a good faith determination that (A) the Affiliate that it proposes to engage to perform such services is qualified to do so (considering the prior experience of the Affiliate or the individuals employed by the Affiliate); (B) the terms and conditions of the agreement pursuant to which such Affiliate is to perform services for the Trust are no less favorable to the Trust than could be obtained from equally-qualified unaffiliated third parties; and (C) the maximum period covered by the agreement pursuant to which such Affiliate is to perform services for the Trust shall not exceed one year, and such agreement shall be terminable without penalty upon one hundred twenty (120) days’ prior written notice by the Trust;

(b) To establish, maintain, deposit into, and sign checks and/or otherwise draw upon, accounts on behalf of the Trust with appropriate banking and savings institutions;

(c) To deposit, withdraw, pay, retain and distribute the Trust Estate or any portion thereof in any manner consistent with the provisions of this Trust Agreement;

(d) To supervise the preparation of any confidential private placement memoranda, prospectuses, registration statements and supplements and amendments thereto and any filings of the Trust with the SEC;

(e) To make or authorize the making of distributions to the Shareholders and expenses of the Trust out of the Trust Estate;

(f) To cause the Trust to appoint an agent to act on behalf of the Shareholders pursuant to Section 7.5;

(g) To prepare, or cause to be prepared, and file, or cause to be filed, an application to register any Shares under the Securities Act and/or the Exchange Act and to take any other action and execute and deliver any certificates or documents that may be necessary to effectuate such registration;

(h) To prepare, or cause to be prepared, and file, or cause to be filed, an application to enable the Shares to be listed, quoted or traded on any Secondary Market and to take any other action and execute and deliver any certificates or documents that may be necessary to effectuate such listing, quotation or trading;

(i) To appoint one or more Custodians or other security vendors, including itself or an Affiliate, to provide for custodian security services, or to determine not to appoint any Custodian or other security vendors, and to otherwise take any action with respect to the Custodians or other security vendors to safeguard the Trust Estate;

(j) In the sole and absolute discretion of the Sponsor, to admit an Affiliate or Affiliates of the Sponsor as additional Sponsors;

(k) To delegate those of its duties hereunder as it shall determine from time to time to one or more Distributors, and add any additional service providers, if needed and as applicable;

(l) To perform such other services as the Sponsor believes that the Trust may from time to time require;

(m) To determine, in good faith, which peer-to-peer network, among a group of incompatible forks of the Bitcoin Network, is generally accepted as Bitcoin and should therefore be considered “Bitcoin” for the Trust’s purposes, which the Sponsor will determine based on a variety of then relevant factors, including (but not limited to) the following: (i) the Sponsor’s beliefs regarding expectations of the core developers of Bitcoin, users, services businesses, miners and other constituencies and (ii) the actual, continued development, acceptance, mining power and community engagement; provided that the Sponsor shall not make a determination that would conflict with Section 1.5(b) or Section 6.4(l) of this Trust Agreement; and

(n) In general, but subject to Section 1.5 and Section 6.4 of this Trust Agreement, to do everything necessary, suitable or proper for the accomplishment of any purpose or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to, or growing out of or connected with, the aforesaid purposes or powers.

SECTION 6.3 Obligations of the Sponsor.

In addition to the obligations expressly provided by the Delaware Trust Statute or this Trust Agreement, the Sponsor shall:

(a) Devote such of its time to the affairs of the Trust as it shall, in its discretion exercised in good faith, determine to be necessary to carry out the purposes of the Trust, as set forth in Section 1.5, for the benefit of the Shareholders;

(b) Execute, file, record and/or publish all certificates, statements and other documents and do any and all other things as may be appropriate for the formation, qualification and operation of the Trust and for the conduct of its affairs in all appropriate jurisdictions;

(c) Retain independent public accountants to audit the accounts of the Trust;

(d) Employ attorneys to represent the Sponsor and, as necessary, the Trust;

(e) Select and enter into agreements with the Trustee and any other service provider to the Trust;

(f) Use its best efforts to maintain the status of the Trust as a grantor trust for U.S. federal income tax purposes under Subpart E, Part I of Subchapter J of the Code;

(g) Monitor all fees charged to the Trust, and the services rendered by the service providers to the Trust, to determine whether the fees paid by, and the services rendered to, the Trust are at competitive rates and are the best price and services available under the circumstances, and if necessary, renegotiate the fee structure to obtain such rates and services for the Trust;

(h) Have fiduciary responsibility for the safekeeping and use of the Trust Estate, whether or not in the Sponsor’s immediate possession or control;

(i) Not employ or permit others to employ the Trust Estate in any manner except for the benefit of the Trust, including, among other things, the utilization of any portion of the Trust Estate as compensating balances for the exclusive benefit of the Sponsor;

(j) At all times act with integrity and good faith and exercise due diligence in all activities relating to the Trust and in resolving conflicts of interest;

(k) Enter into an Authorized Participant Agreement with each Authorized Participant and discharge the duties and responsibilities of the Trust and the Sponsor thereunder;

(l) Receive directly or through its delegates from Authorized Participants and process properly submitted Creation Orders, as described in Section 3.3(a);

(m) Receive directly or through its delegates from Authorized Participants and process properly submitted Redemption Orders (if authorized), as described in Section 5.2(a), or as may from time to time be permitted by Section 5.3;

(n) Interact with the Custodian and any other party as required;

(o) If the Shares are listed, quoted or traded on any Secondary Market, cause the Trust to comply with all rules, orders and regulations of such Secondary Market to which the Trust is subject as a result of the listing, quotation or trading of the Shares on such Secondary Market, and take all such other actions that may reasonably be taken and are necessary for the Shares to remain listed, quoted or traded on such Secondary Market until the Trust is terminated or the Shares are no longer listed, quoted or traded on such Secondary Market;

(p) If the Shares are transferred in a transaction registered under the Securities Act or registered under the Exchange Act, cause the Trust to comply with all rules, orders and regulations of the SEC and take all such other actions as may reasonably be taken and are necessary for the Shares to remain registered under the Exchange Act until the Trust is terminated or the Shares are no longer registered under the Exchange Act; and

(q) Take all actions to prepare and, to the extent required by this Trust Agreement or by law, mail to Shareholders any reports, press releases or statements, financial or otherwise, that the Sponsor determines are required to be provided to Shareholders by applicable law or governmental regulation or the requirements of any Secondary Market on which the Shares are listed, quoted or traded or, if any Shares are transferred in a transaction registered under the Securities Act or registered under the Exchange Act, the SEC, as applicable.

The foregoing clauses of Section 6.2 and Section 6.3 shall be construed as powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Sponsor. Any action by the Sponsor hereunder shall be deemed an action on behalf of the Trust, and not an action in an individual capacity.

SECTION 6.4 General Prohibitions.

The Trust shall not, and the Sponsor shall not have the power to cause the Trust to:

(a) Receive any property other than Bitcoin upon the issuance of Shares;

(b) Hold any property other than (i) Bitcoin, Incidental Rights and IR Virtual Currency, (ii) cash from the sale of Bitcoin, Incidental Rights or IR Virtual Currency and (iii) interests in any liquidating trust or other vehicle formed to hold Incidental Rights or IR Virtual Currency pending distribution of such interests to the Shareholders;

(c) Hold any cash from the sale of Bitcoins, Incidental Rights or IR Virtual Currency for more than thirty (30) Business Days prior to using such cash to pay Additional Trust Expenses, or to fund the redemption of Redemption Baskets, and distributing any remaining cash to the Shareholders;

(d) If the redemption of Shares is not authorized pursuant to Section 5.1, redeem any Shares other than upon the dissolution of the Trust;

(e) If the redemption of Shares is authorized pursuant to Section 5.1, redeem the Shares other than (i) to satisfy a Redemption Order from an Authorized Participant, (ii) as provided in Section 5.2 or Section 5.3 or (iii) upon the dissolution of the Trust;

(f) Borrow money from, or loan money to, any Shareholder, the Sponsor or any other Person;

(g) Create, incur, assume or suffer to exist any lien, mortgage, pledge conditional sales or other title retention agreement, charge, security interest or encumbrance on or with respect to the Trust Estate, except for (i) liens for taxes not delinquent or being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established and (ii) liens by the Trustee against the Trust property as security for any amounts owing to the Trustee hereunder;

(h) Commingle the Trust Estate with the assets of any other Person; provided that, for the avoidance of doubt, a portion of the Trust Estate may be held in the Settlement Balance from time to time in order to facilitate the creation and redemption of Shares;

(i) Permit rebates to be received by the Sponsor or any Affiliate of the Sponsor, or permit the Sponsor or any Affiliate of the Sponsor to engage in any reciprocal business arrangements which would circumvent the foregoing prohibition;

(j) Enter into any contract with the Sponsor or an Affiliate of the Sponsor (A) that, except for selling agreements for the sale of Shares, has a term of more than one year and that does not provide that it may be canceled by the Trust without penalty on one hundred twenty (120) days prior written notice or (B) for the provision of services, except at rates and terms at least as favorable as those that may be obtained from third parties in arm’s length negotiations;

(k) Enter into any exclusive brokerage contract;

(l) Elect to be treated as an association taxable as a corporation for U.S. federal income tax purposes; or

(m) Notwithstanding any other provision of this Trust Agreement, including Section 6.4(b), take any action that could cause the Trust to be treated other than as a grantor trust for U.S. federal income tax purposes.

SECTION 6.5 Liability of Covered Persons.

A Covered Person shall have no liability to the Trust or to any Shareholder or other Covered Person for any loss suffered by the Trust which arises out of any action or inaction of such Covered Person if such Covered Person, in good faith, determined that such course of conduct was in the best interest of the Trust and such course of conduct did not constitute fraud, gross negligence, bad faith or willful misconduct of such Covered Person. Subject to the foregoing, neither the Sponsor nor any other Covered Person shall be personally liable for the return or repayment of all or any portion of the Bitcoin transferred, or the purchase price otherwise paid, by a Shareholder for its Shares, it being expressly agreed that any such return made pursuant to this Trust Agreement shall be made solely from the assets of the Trust without any rights of contribution from the Sponsor or any other Covered Person. A Covered Person shall not be liable for the conduct or misconduct of any delegate selected by the Sponsor with reasonable care.

SECTION 6.6 Fiduciary Duty.

(a) To the extent that, at law or in equity, the Sponsor has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Shareholders or any other Person, the Sponsor acting under this Trust Agreement shall not be liable to the Trust, the Shareholders or any other Person for its good faith reliance on the provisions of this Trust Agreement subject to the standard of care set forth in Section 6.5 herein. The provisions of this Trust Agreement, to the extent that they restrict or eliminate the duties and liabilities of the Sponsor otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of the Sponsor. To the fullest extent permitted by law, no Person other than the Sponsor and the Trustee shall have any duties (including fiduciary duties) or liabilities at law or in equity to the Trust, the Shareholders or any other Person.

(b) Unless otherwise expressly provided herein:

(i) whenever a conflict of interest exists or arises between the Sponsor or any of its Affiliates, on the one hand, and the Trust, any Shareholder or any other Person, on the other hand; or

(ii) whenever this Trust Agreement or any other agreement contemplated herein provides that the Sponsor shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Shareholder or any other Person, the Sponsor shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Sponsor, the resolution, action or terms so made, taken or provided by the Sponsor shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Sponsor at law or in equity or otherwise.

(c) The Sponsor and any Affiliate of the Sponsor may engage in or possess an interest in profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to the Sponsor. If the Sponsor acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust, it shall have no duty to communicate or offer such opportunity to the Trust, and the Sponsor shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that the Sponsor pursues or acquires for, or directs such opportunity to, another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholder shall have any rights or obligations by virtue of this Trust Agreement or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the purposes of the Trust, shall not be deemed wrongful or improper. Except to the extent expressly provided herein, the Sponsor may engage or be interested in any financial or other transaction with the Trust, the Shareholders or any Affiliate of the Trust or the Shareholders.

(d) To the fullest extent permitted by law and notwithstanding any other provision of this Trust Agreement or in any agreement contemplated herein or applicable provisions of law or equity or otherwise, whenever in this Trust Agreement a Person is permitted or required to make a decision (a) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Shareholders or any other Person, or (b) in its “good faith” or under another express standard, the Person shall act under such express standard and shall not be subject to any other or different standard. The term “good faith” as used in this Trust Agreement shall mean subjective good faith as such term is understood and interpreted under Delaware law.

SECTION 6.7 Indemnification of the Sponsor.

(a) The Sponsor shall be indemnified by the Trust against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with its activities for the Trust, provided that (i) the Sponsor was acting on behalf of, or performing services for, the Trust and has determined, in good faith, that such course of conduct was in the best interests of the Trust and such liability or loss was not the result of fraud, gross negligence, bad faith, willful misconduct, or a material breach of this Trust Agreement on the part of the Sponsor and (ii) any such indemnification will be recoverable only from the Trust Estate. All rights to indemnification permitted herein and payment of associated expenses shall not be affected by the dissolution or other cessation of existence of the Sponsor, or the withdrawal, adjudication of bankruptcy or insolvency of the Sponsor, or the filing of a voluntary or involuntary petition in bankruptcy under Title 11 of the United States Code by or against the Sponsor.

(b) Notwithstanding the provisions of Section 6.7(a) above, the Sponsor, any Authorized Participant and any other Person acting as a broker-dealer for the Trust shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of U.S. federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves the indemnification of such expenses (including, without limitation, litigation costs), (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves the indemnification of such expenses (including, without limitation, litigation costs) or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made.

(c) The Trust shall not incur the cost of that portion of any insurance that insures any party against any liability, the indemnification of which is herein prohibited.

(d) Expenses incurred in defending a threatened or pending civil, administrative or criminal action suit or proceeding against the Sponsor shall be paid by the Trust in advance of the final disposition of such action, suit or proceeding if (i) the legal action relates to the performance of duties or services by the Sponsor on behalf of the Trust; (ii) the legal action is initiated by a third party who is not a Shareholder or the legal action is initiated by a Shareholder and a court of competent jurisdiction specifically approves such advance; and (iii) the Sponsor undertakes to repay the advanced funds with interest to the Trust in cases in which it is not entitled to indemnification under this Section 6.7.

(e) The term “Sponsor” as used only in this Section 6.7 shall include, in addition to the Sponsor, any other Covered Person performing services on behalf of the Trust and acting within the scope of the Sponsor’s authority as set forth in this Trust Agreement.

(f) In the event the Trust is made a party to any claim, dispute, demand or litigation or otherwise incurs any loss, liability, damage, cost or expense as a result of or in connection with any Shareholder’s (or assignee’s) obligations or liabilities unrelated to Trust affairs, such Shareholder (or assignees cumulatively) shall indemnify, defend, hold harmless, and reimburse the Trust for all such loss, liability, damage, cost and expense incurred, including attorneys’ and accountants’ fees.

SECTION 6.8 Expenses and Limitations Thereon.

(a) Sponsor’s Fee.

(i) The Trust shall pay to the Sponsor a fee (the “Sponsor’s Fee”), payable in Bitcoins (except as provided in Section 6.8(a)(iv)), which shall accrue daily in U.S. Dollars at an annual rate of 1.5% of the ~~Digital Asset Holdings~~NAV Fee Basis Amount of the Trust as of 4:00 p.m., New York time, on each day; provided that for a day that is not a Business Day, the calculation shall be based on the ~~Digital Asset Holdings~~NAV Fee Basis Amount from the most recent Business Day, reduced by the accrued and unpaid Sponsor’s Fee for such most recent Business Day and for each day after such most recent Business Day and prior to the relevant calculation date. The amount of Bitcoins payable in respect of each daily U.S. Dollar accrual shall be determined by reference to the same Index Price used to determine such accrual. The Sponsor’s Fee is payable to the Sponsor daily in arrears.

(ii) Except as provided in Section 6.8(a)(iv), to cause the Trust to pay the Sponsor’s Fee, the Sponsor shall instruct the Custodian to withdraw from the Bitcoin Account the number of Bitcoins equal to the accrued but unpaid Sponsor’s Fee and transfer such Bitcoins to the account designated by the Sponsor at such times as the Sponsor determines in its absolute discretion.

(iii) After the payment of the Sponsor’s Fee to the Sponsor, the Sponsor may elect to convert the Bitcoins it receives into U.S. Dollars. The Shareholders acknowledge that the rate at which the Sponsor converts such Bitcoins to U.S. Dollars may differ from the rate at which the Sponsor’s Fee was initially converted into Bitcoins. The Trust shall not be responsible for any fees and expenses incurred by the Sponsor to convert Bitcoins received in payment of the Sponsor’s Fee into U.S. Dollars.

(iv) If the Trust holds any Incidental Rights and/or IR Virtual Currency at any time, the Trust may pay the Sponsor’s Fee, in whole or in part, with such Incidental Rights and/or IR Virtual Currency by entering into an agreement with the Sponsor and transferring such Incidental Rights and/or IR Virtual Currency to the Sponsor at a value to be determined pursuant to such agreement; provided that the Trust shall use Incidental Rights and/or IR Virtual Currency to pay the Sponsor’s Fee only if such agreement and transfer do not otherwise conflict with the terms of this Trust Agreement. If the Trust pays the Sponsor’s Fee in Incidental Rights and/or IR Virtual Currency, in whole or in part, the amount of Bitcoins that would otherwise have been used to satisfy such payment shall be correspondingly reduced.

(v) The Sponsor may, from time to time, temporarily waive all or a portion of the Sponsor’s Fee in its sole discretion.

(vi) As partial consideration for receipt of the Sponsor’s Fee, the Sponsor shall assume and pay all fees and other expenses incurred by the Trust in the ordinary course of its affairs, excluding taxes, but including: (i) the Marketing Fee, (ii) the Administrator Fee, (iii) the Custodian Fee, (iv) the Transfer Agent fee, (v) the Trustee fee, (vi) the fees and expenses related to the listing, quotation or trading of the Shares on any Secondary Market (including customary legal, marketing and audit fees and expenses) in an amount up to $600,000 in any given Fiscal Year, (vii) ordinary course legal fees and expenses, (viii) audit fees, (ix) regulatory fees, including, if applicable, any fees relating to the registration of the Shares under the Securities Act or the Exchange Act, (x) printing and mailing costs, (xi) costs of maintaining the Trust’s website and (xii) applicable license fees (each, a “Sponsor-paid Expense” and together, the “Sponsor-paid Expenses”), provided that any expense that qualifies as an Additional Trust Expense as set forth in Section 6.8(b) shall be deemed to be an Additional Trust Expenses and not a Sponsor-paid Expense.

(b) Additional Trust Expenses.

(i) The Trust shall pay any expenses incurred by the Trust in addition to the Sponsor’s Fee that are not Sponsor-paid Expenses, including, but not limited to, (i) taxes and governmental charges, (ii) expenses and costs of any extraordinary services performed by the Sponsor (or any other service provider) on behalf of the Trust to protect the Trust or the interests of Shareholders (including in connection with any Incidental Rights and any IR Virtual Currency), (iii) any indemnification of the Custodian, Administrator or other agents, service providers or counterparties of the Trust, (iv) the fees and expenses related to the listing, quotation or trading of the Shares on any Secondary Market (including legal, marketing and audit fees and expenses) to the extent exceeding $600,000 in any given Fiscal Year and (v) extraordinary legal fees and expenses, including any legal fees and expenses incurred in connection with litigation, regulatory enforcement or investigation matters (collectively, “Additional Trust Expenses”).

(ii) To cause the Trust to pay the Additional Trust Expenses, if any, the Sponsor or its delegates (i) shall instruct the Custodian to withdraw Bitcoin from the Bitcoin Account in such quantity as may be necessary to permit payment of such Additional Trust Expenses and (ii) may either (x) cause the Trust (or its delegate) to convert such Bitcoin into U.S. Dollars or other fiat currencies at the Actual Exchange Rate or (y) cause the Trust (or its delegate) to deliver such Bitcoins in kind in satisfaction of such Additional Trust Expenses.

(iii) If the Trust holds any Incidental Rights and/or IR Virtual Currency at any time, the Trust may pay any Additional Trust Expenses, in whole or in part, with such Incidental Rights and/or IR Virtual Currency by entering into an agreement with the relevant payee and transferring such Incidental Rights and/or IR Virtual Currency to that payee at a value to be determined pursuant to such agreement; provided that the Trust shall use Incidental Rights and/or IR Virtual Currency to pay Additional Trust Expenses only if such agreement and transfer does not otherwise conflict with the terms of this Trust Agreement. If the Trust pays the Additional Trust Expenses in Incidental Rights and/or IR Virtual Currency, in whole or in part, the amount of Bitcoin that would otherwise have been used to satisfy such payment shall be correspondingly reduced.

(c) The Sponsor or any Affiliate of the Sponsor may be reimbursed only for the actual cost to the Sponsor or such Affiliate of any expenses that it advances on behalf of the Trust for payment of which the Trust is responsible. In addition, payment to the Sponsor or such Affiliate for indirect expenses incurred in performing services for the Trust in its capacity as the Sponsor (or an Affiliate of the Sponsor) of the Trust, such as salaries and fringe benefits of officers and directors, rent or depreciation, utilities and other administrative items generally falling within the category of the Sponsor’s “overhead,” is prohibited.

SECTION 6.9 Voluntary Withdrawal of the Sponsor.

The Sponsor may withdraw voluntarily as the Sponsor of the Trust only upon one hundred and twenty (120) days’ prior written notice to all Shareholders and the Trustee. If the withdrawing Sponsor is the last remaining Sponsor, the Shareholders holding Shares equal to at least a majority (over 50%) of the Shares may vote to elect and appoint, effective as of a date on or prior to the withdrawal, a successor Sponsor who shall carry on the affairs of the Trust. If the Sponsor withdraws and a successor Sponsor is named, the withdrawing Sponsor shall pay all expenses as a result of its withdrawal.

SECTION 6.10 Litigation.

The Sponsor is hereby authorized to prosecute, defend, settle or compromise actions or claims at law or in equity as may be necessary or proper to enforce or protect the Trust’s interests. The Sponsor shall satisfy any judgment, decree or decision of any court, board or authority having jurisdiction or any settlement of any suit or claim prior to judgment or final decision thereon, first, out of any insurance proceeds available therefor, next, out of the Trust’s assets and, thereafter, out of the assets (to the extent that it is permitted to do so under the various other provisions of this Trust Agreement) of the Sponsor.

SECTION 6.11 Bankruptcy; Merger of the Sponsor.

(a) The Sponsor shall not cease to be a Sponsor of the Trust merely upon the occurrence of its making an assignment for the benefit of creditors, filing a voluntary petition in bankruptcy, filing a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, filing an answer or other pleading admitting or failing to contest material allegations of a petition filed against it in any proceeding of this nature or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator for itself or of all or any substantial part of its properties.

(b) To the fullest extent permitted by law, and on sixty (60) days’ prior written notice to the Shareholders of their right to vote thereon, if any such transaction is other than with an affiliated entity, nothing in this Trust Agreement shall be deemed to prevent the merger of the Sponsor with another corporation or other entity, the reorganization of the Sponsor into or with any other corporation or other entity, the transfer of all the capital stock of the Sponsor or the assumption of the rights, duties and liabilities of the Sponsor by, in the case of a merger, reorganization or consolidation, the surviving corporation or other entity by operation of law. Without limiting the foregoing, none of the transactions referenced in the preceding sentence shall be deemed to be a voluntary withdrawal for purposes of Section 6.10 or an Event of Withdrawal for purposes of Section 12.1(a)(iv).

ARTICLE VII

THE SHAREHOLDERS

SECTION 7.1 No Management or Control; Limited Liability; Exercise of Rights through an Authorized Participant.

The Shareholders shall not participate in the management or control of the Trust nor shall they enter into any transaction on behalf of the Trust or have the power to sign for or bind the Trust, said power being vested solely and exclusively in the Sponsor. Except as provided in Section 7.3 hereof, no Shareholder shall be bound by, or be personally liable for, the expenses, liabilities or obligations of the Trust in excess of its Percentage Interest of the Trust Estate. Except as provided in Section 7.3 hereof, each Share owned by a Shareholder shall be fully paid and no assessment shall be made against any Shareholder. No salary shall be paid to any Shareholder in its capacity as a Shareholder, nor shall any Shareholder have a drawing account or earn interest on its Percentage Interest of the Trust Estate. By the purchase and acceptance or other lawful delivery and acceptance of Shares, each owner of such Shares shall be deemed to be a Shareholder and beneficiary of the Trust and vested with beneficial undivided interest in the Trust to the extent of the Shares owned beneficially by such Shareholder, subject to the terms and conditions of this Trust Agreement.

SECTION 7.2 Rights and Duties.

The Shareholders shall have the following rights, powers, privileges, duties and liabilities:

(a) The Shareholders shall have the right to obtain from the Sponsor information on all things affecting the Trust, provided that such information is for a purpose reasonably related to the Shareholder’s interest as a beneficial owner of the Trust.

(b) The Shareholders shall receive the share of the distributions provided for in this Trust Agreement in the manner and at the times provided for in this Trust Agreement.

(c) Except for the Shareholders’ transfer rights set forth in Article IV and the Shareholders’ redemption rights set forth in Article V hereof, Shareholders shall have the right to demand a redemption of their Shares only upon the dissolution and winding up of the Trust and only to the extent of funds available therefor, as provided in Section 12.2. In no event shall a Shareholder be entitled to demand or receive property other than cash upon the dissolution and winding up of the Trust. No Shareholder shall have priority over any other Shareholder as to distributions. The Shareholder shall not have any right to bring an action for partition against the Trust.

(d) Shareholders holding Shares representing at least a majority (over 50%) of the Shares may vote to appoint a successor Sponsor as provided in Section 6.10 or to continue the Trust as provided in Section 12.1(a)(iv).

Except as set forth above, the Shareholders shall have no voting or other rights with respect to the Trust.

SECTION 7.3 Limitation of Liability.

(a) Except as provided in Section 6.7(f) hereof, and as otherwise provided under Delaware law, the Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of Delaware and no Shareholder shall be liable for claims against or debts of the Trust in excess of its Percentage Interest of the Trust Estate, except in the case of a Shareholder that is an Authorized Participant, in the event that the liability is founded upon misstatements or omissions contained in such Shareholder’s Authorized Participant Agreement. In addition, and subject to the exceptions set forth in the immediately preceding sentence, the Trust shall not make a claim against a Shareholder with respect to amounts distributed to such Shareholder or amounts received by such Shareholder upon redemption of such Shareholder’s Shares unless, under Delaware law, such Shareholder is liable to repay such amount.

(b) The Trust shall indemnify to the full extent permitted by law and the other provisions of this Trust Agreement, and to the extent of the Trust Estate, each Shareholder against any claims of liability asserted against such Shareholder solely because it is a beneficial owner of one or more Shares as a Shareholder.

(c) Every written note, bond, contract, instrument, certificate or undertaking made or issued by the Sponsor on behalf of the Trust shall give notice to the effect that the same was executed or made by or on behalf of the Trust and that the obligations of such instrument are not binding upon the Shareholders individually but are binding only upon the assets and property of the Trust, and no resort shall be had to the Shareholders’ personal property for satisfaction of any obligation or claim thereunder, and appropriate references may be made to this Trust Agreement and may contain any further recital that the Sponsor deems appropriate, but the omission thereof shall not operate to bind the Shareholders individually or otherwise invalidate any such note, bond, contract, instrument, certificate or undertaking. Nothing contained in this Section 7.3 shall diminish the limitation on the liability of the Trust to the extent set forth in Section 3.6 hereof.

SECTION 7.4 Derivative Actions.

Subject to any other requirements of applicable law including Section 3816 of the Delaware Trust Statute, no Shareholder shall have the right, power or authority to bring or maintain a derivative action, suit or other proceeding on behalf of the Trust unless two or more Shareholders who (i) are not Affiliates of one another and (ii) collectively hold at least 10% of the outstanding Shares join in the bringing or maintaining of such action, suit or other proceeding. This Section 7.4 shall not apply to any derivative claims brought under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the rules and regulations thereunder.

SECTION 7.5 Appointment of Agents.

(a) By the purchase and acceptance or other lawful delivery, acceptance or holding of the Shares, the Shareholders shall be deemed to agree that the Sponsor may cause the Trust to appoint an agent to act on their behalf in connection with any distribution of Incidental Rights and/or IR Virtual Currency if the Sponsor has determined in good faith that such appointment is reasonably necessary or in the best interests of the Trust and the Shareholders in order to facilitate the distribution of any Incidental Rights and/or IR Virtual Currency. For the avoidance of doubt, the Sponsor may cause the Trust to appoint the Sponsor or any of its Affiliates to act in such capacity, subject to Section 6.2(a) of this Trust Agreement. Any Person appointed as agent of the Shareholders pursuant to this Section 7.5(a)(i) shall receive an in-kind distribution of Incidental Rights and/or IR Virtual Currency on behalf of the Shareholders of record with respect to such distribution and (ii) following receipt of any such distribution, shall determine, in such Person’s sole discretion and without any direction from the Trust or the Sponsor (in its capacity as Sponsor of the Trust), whether and when to sell the distributed Incidental Rights and/or IR Virtual Currency on behalf of the record date Shareholders.

(b) Any agent appointed pursuant to Section 7.5(a) shall not receive any compensation in connection with its role as agent. The foregoing notwithstanding, any such agent shall be entitled to receive from any distribution of Incidental Rights and/or IR Virtual Currency, Incidental Rights and/or IR Virtual Currency with an aggregate fair market value equal to the amount of administrative and other reasonable expenses incurred by such agent in connection with such in-kind distribution of Incidental Rights and/or IR Virtual Currency, including expenses incurred by such agent in connection with any post-distribution sale of such Incidental Rights and/or Virtual Currency.

SECTION 7.6 Business of Shareholders.

Except as otherwise specifically provided herein, any of the Shareholders and any shareholder, officer, director, employee or other Person holding a legal or beneficial interest in an entity that is a Shareholder, may engage in or possess an interest in business ventures of every nature and description, independently or with others, and the pursuit of such ventures, even if competitive with the affairs of the Trust, shall not be deemed wrongful or improper.

SECTION 7.7 Authorization of Filings.

Each Shareholder (or any permitted assignee thereof) hereby agrees that the Trust, the Sponsor and the Trustee are authorized to (i) prepare and file registration statements with the SEC and take such action as is necessary from time to time to qualify the Shares for offering and sale under the federal securities laws of the United States, (ii) prepare and file any current or periodic reports that may be required under the Exchange Act, and (iii) execute, deliver and perform the agreements, acts, transactions and matters contemplated hereby or described in, or contemplated by, any such registration statements or such reports on behalf of the Trust without any further act, approval or vote of the Shareholders, notwithstanding any other provision of this Trust Agreement, the Delaware Trust Statute or any applicable law, rule or regulation.

ARTICLE VIII

BOOKS OF ACCOUNT AND REPORTS

SECTION 8.1 Books of Account.

Proper books of account for the Trust shall be kept and shall be audited annually by an independent certified public accounting firm selected by the Sponsor in its sole discretion, and there shall be entered therein all transactions, matters and things relating to the Trust as are required by the applicable law and regulations and as are usually entered into books of account kept by trusts. The books of account shall be kept at the principal office of the Trust and each Shareholder (or any duly constituted designee of a Shareholder) shall have, at all times during normal business hours, free access to and the right to inspect and copy the same for any purpose reasonably related to the Shareholder’s interest as a beneficial owner of the Trust. Such books of account shall be kept, and the Trust shall report its profits and losses on, the accrual method of accounting for financial accounting purposes on a Fiscal Year basis as described in Article IX.

SECTION 8.2 Annual Updates, Quarterly Updates and Account Statements.

(a) If the Shares are not then listed, quoted or traded on any Secondary Market or registered under the Securities Act or the Exchange Act, the Sponsor shall furnish each Shareholder with an annual report of the Trust within one hundred and eighty (180) calendar days after the Trust’s fiscal year (or as soon as reasonably practicable thereafter) including, but not limited to, annual audited financial statements (including a statement of income and statement of financial condition), prepared in accordance with GAAP and accompanied by a report of the independent registered public accounting firm that audited such statements.

(b) If the Shares are then listed, quoted or traded on a Secondary Market or registered under the Securities Act or the Exchange Act, the Sponsor shall prepare and publish the Trust’s Annual Reports and Quarterly Reports as required by the rules and regulations of such Secondary Market or the SEC, as applicable.

SECTION 8.3 Tax Information.

Appropriate tax information (adequate to enable each Shareholder to complete and file its U.S. federal tax return) shall be delivered to each Shareholder following the end of each Fiscal Year but, to the extent possible, no later than April 1. All such information shall be prepared, and all of the Trust’s tax returns shall be filed, in a manner consistent with the treatment of the Trust as a grantor trust. The Trust’s taxable year shall be the calendar year. The Trustee shall comply with all U.S. federal withholding requirements respecting distributions to, or receipts of amounts on behalf of, Shareholders that the Trustee reasonably believes are applicable under the Code. The consent of Shareholders shall not be required for such withholding.

SECTION 8.4 Calculation of ~~Digital Asset Holdings~~NAV.

The Sponsor or its delegate shall calculate and publish the Trust’s ~~Digital Asset Holdings~~NAV on each Business Day as of 4:00 p.m., New York time, or as soon as practicable thereafter. In order to calculate the ~~Digital Asset Holdings~~NAV, the Sponsor shall:

1. Determine the Index Price as of such Business Day;

2. Multiply the Index Price by the Trust’s aggregate number of Bitcoins owned by the Trust as of 4:00 p.m., New York time, on the immediately preceding day, less the aggregate number of Bitcoins payable as the accrued and unpaid Sponsor’s Fee as of 4:00 p.m., New York time, on the immediately preceding day;

3. Add the U.S. Dollar value of Bitcoins, calculated using the Index Price, receivable under pending Creation Orders, if any, determined by multiplying the number of the Creation Baskets represented by such Creation Orders by the Basket Amount and then multiplying such product by the Index Price;

4. Subtract the U.S. Dollar amount of accrued and unpaid Additional Trust Expenses, if any;

5. Subtract the U.S. Dollar value of the Bitcoins, calculated using the Index Price, to be distributed under pending Redemption Orders, if any, determined by multiplying the number of Redemption Baskets represented by such Redemption Orders by the Basket Amount and then multiplying such product by the Index Price (the amount derived from steps 1 through 5 above, the “~~Digital Asset Holdings~~NAV Fee Basis Amount”); and

6. Subtract the U.S. Dollar amount of the Sponsor’s Fee that accrues for such Business Day, as calculated based on the ~~Digital Asset Holdings~~NAV Fee Basis Amount for such Business Day.

Notwithstanding the foregoing, (i) in the event that the Sponsor determines that the methodology used to determine the Index Price is not an appropriate basis for valuation of the Trust’s Bitcoins, the Sponsor shall use an alternative methodology as set forth in the Trust’s filings with the SEC and (ii) in the event that the Trust holds any Incidental Rights and/or IR Virtual Currency, the Sponsor may, at its discretion, include the value of such Incidental Rights and/or IR Virtual

Currency in the determination of the Trust’s Digital Asset Holdings, provided that the Sponsor has determined in good faith a method for assigning an objective value to such Incidental Rights and/or IR Virtual Currency.

SECTION 8.5 Maintenance of Records.

The Sponsor shall maintain for a period of at least six Fiscal Years (a) all books of account required by Section 8.1 hereof; (b) a list of the names and last known address of, and number of Shares owned by, all Shareholders; (c) a copy of the Certificate of Trust and all certificates of amendment thereto; (d) executed copies of any powers of attorney pursuant to which any certificate has been executed; (e) copies of the Trust’s U.S. federal, state and local income tax returns and reports, if any; (f) copies of any effective written Trust Agreements, Authorized Participant Agreements, including any amendments thereto; and (g) any financial statements of the Trust. The Sponsor may keep and maintain the books and records of the Trust in paper, magnetic, electronic or other format as the Sponsor may determine in its sole discretion, provided that the Sponsor shall use reasonable care to prevent the loss or destruction of such records. If there is a conflict between this Section 8.5 and the rules and regulations of any Secondary Market on which the Shares are listed, quoted or traded or, if applicable, the SEC with respect to the maintenance of records, the records shall be maintained pursuant to the rules and regulations of such Secondary Market or the SEC.

ARTICLE IX

FISCAL YEAR

SECTION 9.1 Fiscal Year.

The fiscal year of the Trust for financial accounting purposes (the “Fiscal Year”) shall begin on the 1st day of January and end on the 31st day of December of each year. The Fiscal Year in which the Trust shall terminate shall end on the date of such termination.

ARTICLE X

AMENDMENT OF TRUST AGREEMENT; MEETINGS

SECTION 10.1 Amendments to the Trust Agreement.

(a) Amendment Generally.

(i) Except as otherwise specifically provided in this Section 10.1, the Sponsor, in its sole discretion and without Shareholder consent, may amend or otherwise supplement this Trust Agreement by making an amendment, an agreement supplemental hereto, or an amended and restated declaration of trust and trust agreement. Any such restatement, amendment and/or supplement hereto shall be effective on such date as designated by the Sponsor in its sole discretion; provided that the Sponsor shall not be permitted to make any such amendment, or otherwise supplement this Trust Agreement, if such amendment or supplement would permit the Sponsor, the Trustee or any other Person to vary the investment of the Shareholders (within the meaning of Treasury Regulations Section 301.7701-4(c)) or would otherwise adversely affect the status of the Trust as a grantor trust for U.S. federal income tax purposes.

(ii) Any amendments to this Trust Agreement which materially adversely affects the interests of the Shareholders shall occur only upon the vote of Shareholders holding Shares equal to at least a majority (over 50%) of the Shares (not including Shares held by the Sponsor and its Affiliates). For all purposes of this Section 10.1, a Shareholder shall be deemed to consent to a modification or amendment of this Trust Agreement if the Sponsor has notified such Shareholder in writing of the proposed modification or amendment and the Shareholder has not, within twenty (20) calendar days of such notice, notified the Sponsor in writing that the Shareholder objects to such modification or amendment. Notwithstanding anything to the contrary herein, notice pursuant to this Section 10.1 may be given by the Sponsor to the Shareholder by email or other electronic transmission and shall be deemed given upon receipt without requirement of confirmation.

(b) Without limitation of the foregoing, the Sponsor may, without the approval of the Shareholders, amend the provisions of this Trust Agreement if the Trust is advised at any time by the Trust’s accountants or legal counsel that the amendments made are necessary to ensure that the Trust’s status as a grantor trust will be respected for U.S. federal income tax purposes.

(c) No amendment affecting the rights or duties of the Trustee shall be binding upon or effective against the Trustee unless consented to by the Trustee in writing. No amendment shall be made to this Trust Agreement without the consent of the Trustee if the Trustee reasonably believes that such amendment adversely affects any of its rights, duties or liabilities. The Trustee shall be under no obligation to execute any amendment to the Trust Agreement or to any agreement to which the Trust is a party until it has received an instruction letter from the Sponsor, in form and substance reasonably satisfactory to the Trustee, (i) directing the Trustee to execute such amendment, (ii) representing and warranting to the Trustee that such execution is authorized and permitted by the terms of the Trust Agreement and (if applicable) such other agreement to which the Trust is a party and does not conflict with or violate any other agreement to which the Trust is a party and (iii) confirming that such execution and acts related thereto are covered by the indemnity provisions of the Trust Agreement in favor of the Trustee and do not adversely affect the Trustee.

(d) Upon amendment of this Trust Agreement, the Certificate of Trust shall also be amended, if required by the Delaware Trust Statute, to reflect such change. At the expense of the Sponsor, the Trustee shall execute and file any amendment to the Certificate of Trust if so directed by the Sponsor.

(e) To the fullest extent permitted by law, no provision of this Trust Agreement may be amended, waived or otherwise modified orally but only by a written instrument adopted in accordance with this Section 10.1.

SECTION 10.2 Meetings of the Trust.

Meetings of the Shareholders may be called by the Sponsor in its sole discretion. The Sponsor shall furnish written notice to all Shareholders thereof of the meeting and the purpose of the meeting, which shall be held on a date not less than ten (10) nor more than sixty (60) days after the date of mailing of said notice, at a reasonable time and place. Any notice of meeting shall be accompanied by a description of the action to be taken at the meeting. Shareholders may vote in person or by proxy at any such meeting.

SECTION 10.3 Action Without a Meeting.

Any action required or permitted to be taken by Shareholders by vote may be taken without a meeting by written consent setting forth the actions so taken. Such written consents shall be treated for all purposes as votes at a meeting. If the vote or consent of any Shareholder to any action of the Trust or any Shareholder, as contemplated by this Trust Agreement, is solicited by the Sponsor, the solicitation shall be effected by notice to each Shareholder given in the manner provided in Section 13.5. The vote or consent of each Shareholder so solicited shall be deemed conclusively to have been cast or granted as requested in the notice of solicitation, whether or not the notice of solicitation is actually received by that Shareholder, unless the Shareholder expresses written objection to the vote or consent by notice given in the manner provided in Section 13.5 and actually received by the Trust within twenty (20) days after the notice of solicitation is sent. The Covered Persons dealing with the Trust shall be entitled to act in reliance on any vote or consent that is deemed cast or granted pursuant to this Section 10.3 and shall be fully indemnified by the Trust in so doing. Any action taken or omitted in reliance on any such deemed vote or consent of one or more Shareholders shall not be void or voidable by reason of any communication made by or on behalf of all or any of such Shareholders in any manner other than as expressly provided in Section 13.5.

ARTICLE XI

TERM

SECTION 11.1 Term.

The term for which the Trust is to exist shall be perpetual, unless terminated pursuant to the provisions of Article XII hereof or as otherwise provided by law.

ARTICLE XII

TERMINATION

SECTION 12.1 Events Requiring Dissolution of the Trust.

(a) The Trust shall dissolve at any time upon the happening of any of the following events:

(i) a U.S. federal or state regulator requires the Trust to shut down or forces the Trust to liquidate its Bitcoins or seizes, impounds or otherwise restricts access to the Trust Estate;

(ii) any ongoing event exists that either prevents the Trust from making or makes impractical the Trust’s reasonable efforts to make a fair determination of the Index Price;

(iii) any ongoing event exists that either prevents the Trust from converting or makes impractical the Trust’s reasonable efforts to convert Bitcoins to U.S. Dollars; or

(iv) a certificate of dissolution or revocation of the Sponsor’s charter is filed (and ninety (90) days have passed after the date of notice to the Sponsor of revocation without a reinstatement of the Sponsor’s charter) or the withdrawal, adjudication or admission of bankruptcy or insolvency of the Sponsor (each of the foregoing events an “Event of Withdrawal”) has occurred unless (i) at the time there is at least one remaining Sponsor or (ii) within ninety (90) days of such Event of Withdrawal, Shareholders holding at least a majority (over 50%) of the Shares agree in writing to continue the affairs of the Trust and to select, effective as of the date of such event, one or more successor Sponsors.

(b) The Sponsor may, in its sole discretion, dissolve the Trust if any of the following events occur:

(i) the SEC determines that the Trust is an investment company required to be registered under the Investment Company Act of 1940;

(ii) the CFTC determines that the Trust is a commodity pool under the Commodity Exchange Act;

(iii) the Trust is determined to be a “money service business” under the regulations promulgated by FinCEN under the authority of the U.S. Bank Secrecy Act and is required to comply with certain FinCEN regulations thereunder;

(iv) the Trust is required to obtain a license or make a registration under any state law regulating money transmitters, money services businesses, providers of prepaid or stored value or similar entities, or virtual currency businesses;

(v) the Trust becomes insolvent or bankrupt;

(vi) the Custodian resigns or is removed without replacement;

(vii) all of the Trust’s Bitcoins are sold;

(viii) the Sponsor determines that the size of the Trust Estate in relation to the expenses of the Trust makes it unreasonable or imprudent to continue the affairs of the Trust;

(ix) the Sponsor receives notice from the IRS or from counsel for the Trust or the Sponsor that the Trust fails to qualify for treatment, or will not be treated, as a grantor trust under the Code;

(x) the Trustee notifies the Sponsor of the Trustee’s election to resign and the Sponsor does not appoint a successor trustee within one hundred and eighty (180) days; or

(xi) the Sponsor determines, in its sole discretion, that it is desirable or advisable for any reason to discontinue the affairs of the Trust.

(c) The death, legal disability, bankruptcy, insolvency, dissolution, or withdrawal of any Shareholder (as long as such Shareholder is not the sole Shareholder of the Trust) shall not result in the termination of the Trust, and such Shareholder, his or her estate, custodian or personal representative shall have no right to a redemption of such Shareholder’s Shares. Each Shareholder (and any assignee thereof) expressly agrees that in the event of his or her death, he or she waives on behalf of himself or herself and his or her estate, and he or she directs the legal representative of his or her estate and any person interested therein to waive the furnishing of any inventory, accounting or appraisal of the Trust Estate and any right to an audit or examination of the books of account for the Trust, except for such rights as are set forth in Article VIII hereof relating to the books of account and reports of the Trust.

SECTION 12.2 Distributions on Dissolution.

Upon the dissolution of the Trust, the Sponsor (or in the event there is no Sponsor, such person (the “Liquidating Trustee”) as the majority in interest of the Shareholders may propose and approve) shall take full charge of the Trust Estate. Any Liquidating Trustee so appointed shall have and may exercise, without further authorization or approval of any of the parties hereto, all of the powers conferred upon the Sponsor under the terms of this Trust Agreement, subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, and provided that the Liquidating Trustee shall not have general liability for the acts, omissions, obligations and expenses of the Trust. Thereafter, in accordance with Section 3808(e) of the Delaware Trust Statute, the affairs of the Trust shall be wound up and all assets owned by the Trust shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order of priority: (a) to the expenses of liquidation and termination and to creditors, including Shareholders who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Trust (whether by payment or the making of reasonable provision for payment thereof) other than liabilities for distributions to Shareholders, and (b) to the Shareholders pro rata in accordance with their respective Percentage Interests of the Trust Estate.

SECTION 12.3 Termination; Certificate of Cancellation.

Following the dissolution and distribution of the assets of the Trust, the Trust shall terminate and the Sponsor or the Liquidating Trustee, as the case may be, shall instruct the Trustee to execute and cause such certificate of cancellation of the Certificate of Trust to be filed in accordance with the Delaware Trust Statute at the expense of the Sponsor or the Liquidating Trustee, as the case may be. Notwithstanding anything to the contrary contained in this Trust Agreement, the existence of the Trust as a separate legal entity shall continue until the filing of such certificate of cancellation.

ARTICLE XIII

MISCELLANEOUS

SECTION 13.1 Governing Law.

The validity and construction of this Trust Agreement and all amendments hereto shall be governed by the laws of the State of Delaware, and the rights of all parties hereto and the effect of every provision hereof shall be subject to and construed according to the laws of the State of Delaware without regard to the conflict of laws provisions thereof; provided, however, that causes of action for violations of U.S. federal or state securities laws shall not be governed by this Section 13.1, and provided, further, that the parties hereto intend that the provisions hereof shall control over any contrary or limiting statutory or common law of the State of Delaware (other than the Delaware Trust Statute) and that, to the maximum extent permitted by applicable law, there shall not be applicable to the Trust, the Trustee, the Sponsor, the Shareholders or this Trust Agreement any provision of the laws (statutory or common) of the State of Delaware (other than the Delaware Trust Statute) pertaining to trusts that relate to or regulate in a manner inconsistent with the terms hereof: (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (g) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees or managers that are inconsistent with the limitations on liability or authorities and powers of the Trustee or the Sponsor set forth or referenced in this Trust Agreement. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust. The Trust shall be of the type commonly called a “statutory trust,” and without limiting the provisions hereof, but subject to Section 1.5 and Section 1.6, the Trust may exercise all powers that are ordinarily exercised by such a statutory trust under Delaware law. Subject to Section 1.5 and Section 1.6, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

SECTION 13.2 Provisions In Conflict With Law or Regulations.

(a) The provisions of this Trust Agreement are severable, and if the Sponsor shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, the Delaware Trust Statute, the Securities Act, if applicable, or other applicable U.S. federal or state laws or the rules and regulations of any Secondary Market, the Conflicting Provisions shall be deemed never to have constituted a part of this Trust Agreement, even without any amendment of this Trust Agreement pursuant to this Trust Agreement; provided, however, that such determination by the Sponsor shall not affect or impair any of the remaining provisions of this Trust Agreement or render invalid or improper any action taken or omitted prior to such determination. No Sponsor or Trustee shall be liable for making or failing to make such a determination.

(b) If any provision of this Trust Agreement shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Trust Agreement in any jurisdiction.

SECTION 13.3 Merger and Consolidation.

Subject to the provisions of Section 1.5 and Section 1.6, the Sponsor may cause (i) the Trust to be merged into or consolidated with, converted to or to sell all or substantially all of its assets to, another trust or entity; (ii) the Shares of the Trust to be converted into beneficial interests in another statutory trust (or series thereof); or (iii) the Shares of the Trust to be exchanged for shares in another trust or company under or pursuant to any U.S. state or federal statute to the extent permitted by law. For the avoidance of doubt, subject to the provisions of Section 1.5, the Sponsor, with written notice to the Shareholders, may approve and effect any of the transactions contemplated under (i), (ii) and (iii) above without any vote or other action of the Shareholders.

SECTION 13.4 Construction.

In this Trust Agreement, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Trust Agreement.

SECTION 13.5 Notices.

All notices or communications under this Trust Agreement (other than notices of pledge or encumbrance of Shares, and reports and notices by the Sponsor to the Shareholders) shall be in writing and shall be effective upon personal delivery, or if sent by mail, postage prepaid, or if sent electronically, by email, or by overnight courier, and addressed, in each such case, to the address set forth in the books and records of the Trust or such other address as may be specified in writing, of the party to whom such notice is to be given, upon the deposit of such notice in the United States mail, upon transmission and electronic confirmation thereof or upon deposit with a representative of an overnight courier, as the case may be. Notices of pledge or encumbrance of Shares shall be effective upon timely receipt by the Sponsor in writing. Any reports or notices by the Sponsor to the Shareholders which are given electronically shall be effective upon receipt without requirement of confirmation. Any notice to be given to owners of beneficial interests in the Shares shall be duly given if mailed or delivered to participants of The Depositary Trust Company for delivery to such owners.

All notices that are required to be provided to the Trustee shall be sent to:

Delaware Trust Company

Attention: Corporate Trust Administration

251 Little Falls Drive

Wilmington, DE 19808

All notices that the Trustee is required to provide shall be sent to:

if to the Trust, at

Grayscale Bitcoin Trust (BTC)

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

Attention: Grayscale Investments, LLC

if to the Sponsor, at

Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

Attention: Michael Sonnenshein

SECTION 13.6 Counterparts; Electronic Signatures.

This Trust Agreement may be executed in one or more counterparts (including those by facsimile or other electronic means), all of which shall constitute one and the same instrument binding on all of the parties hereto, notwithstanding that all parties are not signatory to the original or the same counterpart. This Trust Agreement, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

SECTION 13.7 Binding Nature of Trust Agreement.

The terms and provisions of this Trust Agreement shall be binding upon and inure to the benefit of the heirs, custodians, executors, estates, administrators, personal representatives, successors and permitted assigns of the respective Shareholders. For purposes of determining the rights of any Shareholder or assignee hereunder, the Trust and the Sponsor may rely upon the Trust records as to who are Shareholders and permitted assignees, and all Shareholders and assignees agree that the Trust and the Sponsor, in determining such rights, shall rely on such records and that Shareholders and their assignees shall be bound by such determination.

SECTION 13.8 No Legal Title to Trust Estate.

Subject to the provisions of Section 1.7 in the case of the Sponsor, the Shareholders shall not have legal title to any part of the Trust Estate.

SECTION 13.9 Creditors.

No creditors of any Shareholders shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the Trust Estate.

SECTION 13.10 Integration.

This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

SECTION 13.11 Goodwill; Use of Name.

No value shall be placed on the name or goodwill of the Trust, which shall belong exclusively to Grayscale Investments, LLC.

SECTION 13.12 Alternative Procedures for Creation and Redemption.

(a) Notwithstanding Sections 3.1, 3.3, 6.4(a) and 6.4(b), the Trust may, and the Sponsor shall have the power to cause the Trust to, create and issue Baskets in exchange for the receipt of cash from an Authorized Participant, but only if such creation and issuance is made in compliance with all of the following requirements:

(i) On the date and by no later than the specified time established for the settlement of such creation and issuance, which date and time shall be fixed, under procedures to be adopted by the Sponsor, on the date a Cash Order for creation is placed and accepted, the Trust shall have received and be simultaneously in possession of (A) from the applicable Liquidity Provider, Bitcoins in an amount equal to the Total Basket Amount in respect of such Cash Order (the “Required Creation Bitcoin”) and (B) from such Authorized Participant, cash in an amount at least equal to the full purchase price to be paid by the Trust to such Liquidity Provider in exchange for the Required Creation Bitcoin (such purchase price, the “Required Creation Cash,” and such receipt and simultaneous possession of the Required Creation Bitcoin and the Required Creation Cash at or prior to such specified time, the “Creation Settlement Condition”); provided, that such cash shall be held by the Trust in a non-interest bearing account established solely for the purpose of creating and issuing Shares in accordance with the terms of this Section 13.12;

(ii) If the Creation Settlement Condition is met with respect to such Cash Order, the Sponsor shall cause the Trust to deliver, promptly and in full satisfaction of the Trust’s obligations to the applicable Liquidity Provider and such Authorized Participant in respect of such Cash Order, (A) to the applicable Liquidity Provider, the Required Creation Cash, and (B) to such Authorized Participant, (x) the Shares comprising the Creation Baskets to be issued pursuant to such Cash Order and (y) to the extent that the amount of cash previously received by the Trust from such Authorized Participant in connection with such Cash Order exceeded the Required Creation Cash, the amount of such excess cash;

(iii) If, for any or no reason, the Creation Settlement Condition is not met with respect to such Cash Order, the Sponsor shall cause the Trust to return, promptly and in full satisfaction of the Trust’s obligations to the applicable Liquidity Provider and Authorized Participant in respect of such Cash Order, any and all cash and Bitcoin previously received by the Trust in connection with such Cash Order to such Authorized Participant (in the case of cash) or Liquidity Provider (in the case of Bitcoin); and

(iv) The Sponsor, such Authorized Participant and the applicable Liquidity Provider shall have agreed, as a condition to the participation in the consummation of such Cash Order, (A) to fully (and without exception) exculpate the Trust with respect to, and to irrevocably waive any and all claims against the Trust or the Trust Estate arising from or in connection with, such Cash Order and (B) to fully indemnify and hold the Trust harmless against any failure by such person to perform its obligations in respect of such Cash Order.

(b) Notwithstanding Section 5.2, during any time at which the Sponsor has authorized of a redemption program, the Trust may, and the Sponsor shall have the power to cause the Trust to, redeem Baskets in exchange for the delivery of cash to an Authorized Participant, but only if such redemption is made in compliance with all of the following requirements:

(i) On the date and by no later than the specified time established for the settlement of such redemption, which date and time shall be fixed, under procedures to be adopted by the Sponsor, on the date a Cash Order for redemption is placed and accepted, the Trust shall have received and be simultaneously in possession of (A) from the applicable Liquidity Provider, cash proceeds from the sale of Bitcoin in an amount equal to the Total Basket Amount in respect of such Cash Order (the “Required Redemption Cash”), provided, that such cash shall be held by the Trust in a non-interest bearing account established solely for the purpose of redeeming Shares in accordance with the terms of this Section 13.12, and (B) from such Authorized Participant, the Shares comprising the Baskets to be redeemed pursuant to such Cash Order (such Shares, the “Required Redemption Shares,” and such receipt and simultaneous possession of the Required Redemption Cash and the Required Redemption Shares at or prior to such specified time, the “Redemption Settlement Condition”);

(ii) If the Redemption Settlement Condition is met with respect to such Cash Order, the Sponsor shall cause the Trust to deliver, promptly and in full satisfaction of the Trust’s obligations to the applicable Liquidity Provider and such Authorized Participant in respect of such Cash Order, (A) to the applicable Liquidity Provider, Bitcoin in an amount equal to the Total Basket Amount in respect of such Cash Order, and (B) to such Authorized Participant, the Required Redemption Cash;

(iii) If, for any or no reason, the Redemption Settlement Condition is not met with respect to such Cash Order, the Sponsor shall cause the Trust to return, promptly and in full satisfaction of the Trust’s obligations to the applicable Liquidity Provider and Authorized Participant in respect of such Cash Order, any and all cash and Shares previously received by the Trust in connection with such Cash Order to such Authorized Participant (in the case of Shares) or Liquidity Provider (in the case of Bitcoin); and

(iv) The Sponsor, such Authorized Participant and the applicable Liquidity Provider shall have agreed, as a condition to the participation in the consummation of such Cash Order, (A) to fully (and without exception) exculpate the Trust with respect to, and to irrevocably waive any and all claims against the Trust or the Trust Estate arising from or in connection with, such Cash Order and (B) to fully indemnify and hold the Trust harmless against any failure by such person to perform its obligations in respect of such Cash Order.

(c) The Sponsor from time to time may, but shall have no obligation to, modify or supplement the requirements set forth in Section 13.2(a) and Section 13.2(b), but only if the Sponsor, with advice of counsel, has determined that creating or redeeming Shares (as the case may be) pursuant to such modified or supplemented requirements should not cause the Trust to be treated other than as a grantor trust for U.S. federal income tax purposes.

By the purchase and acceptance or other lawful delivery, acceptance or holding of the Shares, the Shareholders shall be deemed to have acknowledged and agreed that any action taken in the manner contemplated by this Section 13.12 shall be permitted under Section 1.5 and Section 6.4(m). For the avoidance of doubt, the definitions of any defined terms used in this Trust Agreement shall be deemed modified or supplemented to the extent necessary for the Sponsor and the Trust to effectuate any action taken in the manner contemplated by this Section 13.12; provided, however, that neither the Required Creation Cash nor the Required Redemption Cash shall be considered to be part of the Trust Estate.

IN WITNESS WHEREOF, the undersigned have duly executed this ~~Sixth~~Seventh Amended and Restated Declaration of Trust and Trust Agreement as of the day and year first above written.

DELAWARE TRUST COMPANY,

as Trustee

By:

Name:

Title:

GRAYSCALE INVESTMENTS, LLC, as Sponsor

By:

Name: Michael Sonnenshein

Title: Chief Executive Officer

EXHIBIT A

FORM OF CERTIFICATE OF TRUST

A-1

CERTIFICATE OF TRUST
OF
GRAYSCALE Bitcoin TRUST (BTC)

This Certificate of Trust of Grayscale Bitcoin Trust (BTC) (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).

1. Name. The name of the statutory trust formed hereby is Grayscale Bitcoin Trust (BTC).

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Delaware Trust Company, 251 Little Falls Drive, Wilmington, DE 19808.

3. Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee of the Trust

By:

Name:

Title:

A-2

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION GRAYSCALE BITCOIN TRUST (BTC) C/O GRAYSCALE INVESTMENTS, LLC 290 HARBOR DRIVE, 4TH FLOOR STAMFORD, CONNECTICUT 06902 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date. Have your consent card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date. Have your consent card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your consent card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V30373-Y83150 KEEP THIS PORTION FOR YOUR RECORDS THIS CONSENT CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GRAYSCALE BITCOIN TRUST (BTC) The Board of Directors unanimously recommends you consent FOR the following proposal: APPROVAL OF ALTERNATIVE PROCEDURES FOR THE CREATION AND REDEMPTION OF BASKETS IN ORDER TO ALLOW THE TRUST TO CREATE AND REDEEM BASKETS IN EXCHANGE FOR THE RECEIPT OR DELIVERY OF CASH, RESPECTIVELY, FROM OR TO AN AUTHORIZED PARTICIPANT. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials: The Notice of Meeting and Proxy Statement is available at www.proxyvote.com. V30374-Y83150 WRITTEN CONSENT OF GRAYSCALE BITCOIN TRUST (BTC) This written consent is solicited by the board of directors of Grayscale Investments, LLC, as sponsor (the "Sponsor") of GRAYSCALE BITCOIN TRUST (BTC), a Delaware statutory trust ("GRAYSCALE BITCOIN TRUST (BTC)") The Sponsor's board of directors recommends that you consent to approve the proposal set forth on the reverse side. Please return this written consent no later than 4:00 p.m. (Eastern Time) on [TBD], which is the deadline GRAYSCALE BITCOIN TRUST (BTC) has set for receipt of written consents. The shares will be tabulated and voted FOR or AGAINST the proposal as you indicate on the reverse side. Any written consent not returned will have the same effect as a vote FOR the proposal set forth on the reverse side. Any written consent signed and returned without indicating a decision on the proposal set forth on the reverse side will be voted FOR the proposal. The undersigned, being a holder of record as of the close of business on [TBD] of common units of fractional undivided beneficial interest in, and ownership of, GRAYSCALE BITCOIN TRUST (BTC) (the “Shares”) hereby consents, by written consent without a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, to the actions as set forth on the reverse side with respect to all of the aforementioned Shares that the undersigned holds of record as of the close of business on [TBD]. Continued and to be signed on reverse side